Exhibit 99.1

Pennsylvania Real Estate Investment Trust

QUARTERLY SUPPLEMENTAL DISCLOSURE

(June 30, 2005)

www.preit.com

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

Table of Contents

Company Information	1

Timeline/Recent Developments	2

Stock Information	3

Market Capitalization and Capital Resources	4

Balance Sheet—Wholly Owned and Partnerships Detail	5

Balance Sheet—Property Type	6

Income Statement—Wholly Owned and Partnerships Detail -Quarterly Comparison	7

Income Statement—Property Type- Quarterly Comparison	8

Income Statement—Retail (Property Status) -Quarterly Comparison	9

Income Statement—Retail (Property Subtype) -Quarterly Comparison	10

FFO and FAD	11

Key Ratios	12

Property Debt Schedule—Wholly Owned	13

Property Debt Schedule—Partnerships	14

Debt Amortization Schedule	15

Debt Analysis	16

Debt Ratios	17

Portfolio Summary—Retail	18

Property Acquisitions/Dispositions- Quarterly Summary	19

Property Development/Redevelopment Summary	20

Top Twenty Tenants Schedule	21

Lease Expiration Schedule - Anchor Tenants	22

Lease Expiration Schedule - Non-Anchor Tenants	23

New Lease/Renewal Summary and Analysis	24

Capital Expenditures-Quarterly	25

Enclosed Mall-Summary and Occupancy	26

Enclosed Mall-Rent Summary	27

Power Center- Summary and Occupancy	28

Strip Center- Summary and Occupancy	29

Retail Overall- Summary and Occupancy	30

Summary of Portfolio Services	31

Flash Report-Quarterly	32

RECONCILIATION TO GAAP:

Balance Sheet-Reconciliation to GAAP	33

Income Statement-Reconciliation to GAAP -Quarterly	34

Flash Report-Reconciliation to GAAP- Quarterly	35

Definitions page	36

THIS QUARTERLY SUPPLEMENTAL DISCLOSURE CONTAINS CERTAIN “FORWARD-LOOKING STATEMENTS” THAT RELATE TO EXPECTATIONS, PROJECTIONS, ANTICIPATED EVENTS, TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS REFLECT PREIT’S CURRENT VIEWS ABOUT FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT MAY CAUSE FUTURE EVENTS, ACHIEVEMENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED BY THE FORWARD-LOOKING STATEMENTS. PREIT’S BUSINESS IS SUBJECT TO UNCERTAINTIES REGARDING THE REVENUES, OPERATING EXPENSES, LEASING ACTIVITIES, OCCUPANCY RATES, AND OTHER COMPETITIVE FACTORS RELATING TO PREIT’S PORTFOLIO AND CHANGES IN LOCAL MARKET CONDITIONS AS WELL AS GENERAL ECONOMIC, FINANCIAL AND POLITICAL CONDITIONS, WHICH MAY CAUSE FUTURE EVENTS, ACHIEVEMENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED BY THE FORWARD-LOOKING STATEMENTS. PREIT DISCLAIMS ANY DUTY TO UPDATE ANY FORWARD-LOOKING STATEMENTS SET FORTH IN THIS QUARTERLY SUPPLEMENTAL DISCLOSURE TO REFLECT NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. INVESTORS ARE ALSO DIRECTED TO CONSIDER THE RISKS DISCUSSED IN DOCUMENTS PREIT HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND, IN PARTICULAR, PREIT’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

COMPANY INFORMATION

PENNSYLVANIA REIT

200 South Broad Street, Philadelphia, PA 19102

http://www.preit.com

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers located in the eastern United States. As of August 4, 2005, PREIT’s portfolio consists of 51 properties (approximately 32.9 million square feet) in 12 states. PREIT’s portfolio includes 37 shopping malls, 13 strip and power centers and one office property. PREIT is headquartered in Philadelphia, Pennsylvania.

Research Coverage

Company	Analyst	Phone Number
Green Street Advisors	Gregory R. Andrews Mark Berry	(949) 640-8780 (949) 640-8780

JP Morgan	Michael W. Mueller Anthony Paolone Joshua Bederman	(212) 622-6689 (212) 622-6682 (212) 622-6530

Legg Mason Wood Walker	David M. Fick Nathan Isbee	(410) 539-0000 (410) 454-4143

Lehman Brothers	David Harris Alexander D. Goldfarb	(212) 526-1790 (212) 526-5232

UBS	Ian C. Weissman Keith A. Mills Frank Rybinski	(212) 713-8602 (212) 713-3098 (212) 713-2364

Quarterly Earnings Schedule

PREIT’s quarterly results will be announced in accordance with the following schedule:

Quarter	2005		2004
First Quarter	5/2/2005		5/5/2004
Second Quarter	8/4/2005		8/5/2004
Third Quarter	11/1/2005	(1)	11/8/2004
Fourth Quarter	2/28/2006	(1)	3/3/2005

(1)	Tentative dates.

Quarterly conference calls are arranged by KCSA Worldwide. To participate, please contact Jeffrey Goldberger at (212) 896-1249.

For additional information, please contact:

Robert McCadden or Nurit Yaron

200 South Broad Street

Philadelphia, PA 19102

Phone (215) 875-0700 Toll Free (866) 875-0700

Fax (215) 546-7311 Email yaronn@preit.com

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

Time Line/Recent Developments

August 4, 2005 - PREIT announced three redevelopment initiatives: Plymouth Meeting Mall (Whole Foods), Lycoming Mall (Dick’s Sporting Goods, Borders, and Best Buy), and South Mall (Ross Dress For Less). The Company also reports continued progress on its redevelopment program.

July 20, 2005 - PREIT announced that it intended to release its financial results for the second quarter and six months ended June 30, 2005, on Thursday, August 4, 2005. It also announced that management will hold a conference call that day at 3:00 PM EDT to review the Company’s results, market trends and future outlook.

July 12, 2005 - PREIT announced that it had completed a $66.0 million refinancing of the mortgage loan on Magnolia Mall in Florence, South Carolina.

June 9, 2005 - Ronald Rubin, Chairman and CEO, presented at the National Association of Real Estate Investment Trust’s (NAREIT) Institutional Investor Forum.

June 7, 2005 - PREIT announced that it had entered into interest rate swap agreements to hedge interest rates on $370 million of future debt.

May 19, 2005 - PREIT announced that its Board of Trustees has approved a 5.6% increase in the quarterly cash dividend for the Company’s common shares to $0.57 per share. The dividend will be paid on June 15, 2005 to common shareholders of record on June 1, 2005. On an annualized basis, the cash dividend will be $2.28, as compared to the previous annual dividend of $2.16.

May 2, 2005 - PREIT announced its results for the first quarter ended March 31, 2005. Net income available to common shareholders was $0.21 per diluted share. FFO per common share and Operating Partnership unit (“share”) was $0.89.

April 26, 2005 - PREIT announced its plans for $360 million in future financings for Cherry Hill Mall in Cherry Hill, New Jersey, and Willow Grove Park in Willow Grove, Pennsylvania.

April 25, 2005 - PREIT announced that it intended to release its financial results for the first quarter ended March 31, 2005, on Monday May 2, 2005. It also announced that management will hold a conference call on Monday, May 2, 2005, at 3:00PM EDT to review the Company’s first quarter results, market trends and future outlook.

April 4, 2005 - PREIT announced that it had completed the acquisition of Gadsden Mall in Gadsden, Alabama, for approximately $58.8 million.

NOTE: The press releases are available on the Company’s website at www.preit.com.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

Stock Information

PREIT’s common stock trades on the New York Stock Exchange (symbol: PEI).

PREIT’s preferred stock trades on the New York Stock Exchange (symbol: PEIPRA).

	Q2:6/30/05	Q1:3/31/05	CY:12/31/04	Q2:6/30/04	CY:12/31/03	CY 12/31/02
High Price	$48.10	$43.21	$43.70	$37.87	$36.30	$27.20
Low Price	$39.66	$38.91	$30.25	$30.25	$24.70	$20.55
Close	$47.50	$40.32	$42.80	$34.25	$36.30	$26.00
Average Daily Trading Volume	119,916	146,698	161,659	181,397	109,892	41,495
Common Shares Outstanding	36,511,624	36,474,699	36,272,162	35,938,306	35,544,265	16,697,119
O.P. Units	4,686,418	4,686,418	4,413,559	4,444,030	3,691,516	1,763,318

Total Shares Outstanding	41,198,042	41,161,117	40,685,721	40,382,336	39,235,781	18,460,437
Weighted Average of Common Shares	36,024,984	35,972,274	35,609,350	35,516,772	20,389,577	16,162,327
Weighted Average of O.P. units	4,686,418	4,583,338	4,183,059	4,028,892	2,303,449	1,804,779

Weighted Average Common Shares and O.P. Units	40,711,402	40,555,612	39,792,409	39,545,664	22,693,026	17,967,106
Preferred Shares, Nominal Value	$123,750,000	$123,750,000	$123,750,000	$123,750,000	$123,750,000	—
Market Value of Shares (based on closing price)	$2,080,656,995	$1,783,366,237	$1,865,098,859	$1,506,845,008	$1,548,008,850	$479,971,362

Shareholder Information

Ten Largest Institutional Shareholders:

Common Shares Held (1)

6/30/2005
RREEF Real Estate Securities Advisers, L.P.	4,952,882
Vanguard Group, Inc.	1,702,472
Barclays Global Investors	1,452,736
J.P Morgan Investment Management Inc. (NY)	1,281,221
ING Clarion Real Estate Securities	1,269,053
Neuberger Berman, LLC	869,986
ABP Investment U.S.,Inc	843,800
State Street Global Advisors	767,318
Urdang Investment Management, Inc.	495,535
Cohen & Steers Capital Management Inc	432,400
TOTAL of Ten Largest Institutional:	14,067,403
TOTAL of all Institutional holders:	22,664,459
Ten Largest as % of Total Institutional:	62.1%

(1)	Based on 13F filings as of 6/30/05 or most recent filings.

Share Ownership by Insiders: Shares Held (including O.P. Units, Beneficial Ownership and Exercisable Options) *	As of 4/1/05(1)	% of Total (2)	Interim Net Purchases of Shares (3)	As of 4/1/04(4)	% of Total (5)
Mark Pasquerilla	2,289,005	5.6%	(109,068)	2,398,073	5.9%
Ronald Rubin	1,532,162	3.7%	672,693	859,469	2.1%
George F. Rubin	785,773	1.9%	350,848	434,925	1.1%
Stephen B. Cohen	471,030	1.1%	N/A	N/A	N/A
Leonard I. Korman	365,100	0.9%	1,625	363,475	0.9%
Edward A. Glickman	255,598	0.6%	29,742	225,856	0.6%
Jonathan B. Weller	172,709	0.4%	6,973	165,736	0.4%
Joseph F. Coradino	142,808	0.3%	17,765	125,043	0.3%
Jeffrey A. Linn	71,868	0.2%	(582)	72,450	0.2%
Douglas S. Grayson	55,582	0.1%	10,276	45,306	0.1%
Robert F. McCadden	47,356	0.1%	N/A	N/A	N/A
David J. Bryant	29,857	0.1%	4,963	24,894	0.1%
Bruce Goldman	22,128	0.1%	5,629	16,499	0.0%
Lee H. Javitch	17,000	0.0%	1,625	15,375	0.0%
Rosemarie B. Greco	11,000	0.0%	1,625	9,375	0.0%
Ira Lubert	7,750	0.0%	2,250	5,500	0.0%
Donald Mazziotti	4,307	0.0%	2,322	1,985	0.0%
John J. Roberts	3,250	0.0%	2,250	1,000	0.0%

TOTAL (6)	6,009,515	14.6%	1,000,936	4,708,120	11.6%

*	Current ownership information is available on the Company website and in SEC filings.
(1)	Source of Insider Ownership: Proxy dated April 18, 2005. Refer to footnotes in proxy for details on beneficial ownership.
(2)	Based on fully diluted shares outstanding as of June 30, 2005.
(3)	Includes purchases and sales of shares, issuance of restricted stocks awards, issuances of O.P. units, and exercisable options.
(4)	Source of Insider Ownership: Proxy dated April 29, 2004. Refer to footnotes in proxy for details on beneficial ownership.
(5)	Based on fully diluted shares outstanding as of June 30, 2004.
(6)	In certain instances, two trustees beneficially own the same shares because they share voting or investment power over the shares. These shares have been counted only once in the total.

Distribution Information for Common Shares

	Q2:6/30/05	Q1:3/31/05	CY:12/31/04	Q2:6/30/04	CY:12/31/03	CY 12/31/02
Dividend per share	$0.570	$0.540	$2.160	$0.540	$2.070	$2.040
Annualized Dividend Yield (1)	4.8%	5.4%	5.0%	6.3%	5.7%	7.8%
Capital Gain Pre-May 6	N/A	N/A	$0.026	$—	$0.096	$0.082
Capital Gain Post-May 5	N/A	N/A	$—	$—	$0.213	$—
Section 1250 Gain	N/A	N/A	$0.026	$—	$0.480	$—
Return of Capital/Non-Taxable	N/A	N/A	$0.517	$0.153	$0.085	$0.134
Qualified 5 Year Gain (incl. in cap. Gain)	N/A	N/A	$—	$—	$—	$—
Ordinary Income	N/A	N/A	$1.617	$0.387	$1.196	$1.824

(1)	Based on closing stock price for the period.

Breakdown of Share & Unit Ownership: Shares Held	6/30/2005	6/30/04	% of 6/30/05 total
Institutional (1)	22,664,459	20,628,341	55.0%
Retail (2)	12,957,933	15,435,252	31.5%
Insiders (3)	5,575,650	4,318,743	13.5%

TOTAL	41,198,042	40,382,336	100.0%

(1)	Based on 13F filings as of 6/30/05 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of 4/1/05. (Shares and O.P. Units only. Excludes 433,865 exercisable options).

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

MARKET CAPITALIZATION

	June 30, 2005	March 31, 2005	December 31, 2004	June 30, 2004	December 31, 2003	December 31, 2002
EQUITY CAPITALIZATION
Shares Outstanding	36,511,624	36,474,699	36,272,162	35,938,306	35,544,265	16,697,119
O.P. Units Outstanding	4,686,418	4,686,418	4,413,559	4,444,030	3,691,516	1,763,318

TOTAL Shares and O.P. Units	41,198,042	41,161,117	40,685,721	40,382,336	39,235,781	18,460,437

Market Price (at end of period)	$47.50	$40.32	$42.80	$34.25	$36.30	$26.00

Preferred Shares, Nominal Value	$123,750,000	$123,750,000	$123,750,000	$123,750,000	$123,750,000	—

Equity Market Capitalization	$2,080,656,995	$1,783,366,237	$1,865,098,859	$1,506,845,008	$1,548,008,850	$479,971,362

DEBT CAPITALIZATION
Unsecured Debt Balance	$431,000,000	$402,000,000	$271,000,000	$219,000,000	$170,000,000	$—
Secured Debt Balance	1,284,981,735	1,307,545,347	1,326,127,000	1,376,148,003	1,396,262,538	617,279,770

Debt Capitalization	$1,715,981,735	$1,709,545,347	$1,597,127,000	$1,595,148,003	$1,566,262,538	$617,279,770

TOTAL MARKET CAPITALIZATION	$3,796,638,730	$3,492,911,584	$3,462,225,859	$3,101,993,011	$3,114,271,388	$1,097,251,132

Preferred Shares/Total Market Capitalization	3.3%	3.5%	3.6%	4.0%	4.0%	0.0%
Shares and O.P. Units/Total Market Capitalization	51.5%	47.5%	50.3%	44.6%	45.7%	43.7%
Debt Capitalization/Total Market Capitalization	45.2%	48.9%	46.1%	51.4%	50.3%	56.3%
Equity Capitalization/Total Market Capitalization	54.8%	51.1%	53.9%	48.6%	49.7%	43.7%
Unsecured Debt Balance/Total Debt	25.1%	23.5%	17.0%	13.7%	10.9%	0.0%

CAPITAL RESOURCES

	June 30, 2005	March 31, 2005	December 31, 2004	June 30, 2004	December 31, 2003	December 31, 2002
Cash on Hand	$30,308,297	$34,378,813	$45,652,723	$31,885,512	$46,883,041	$18,628,137
Line of Credit Capacity (1)	$500,000,000	$500,000,000	$500,000,000	$500,000,000	$500,000,000	$200,000,000
Amount Used (includes letters of credit)	(448,985,396)	(410,054,533)	(279,054,533)	(220,195,000)	(170,500,000)	(131,473,671)

Available LOC (2)	$51,014,604	$89,945,467	$220,945,467	$279,805,000	$329,500,000	$68,526,329

Shelf Registration	$1,000,000,000	$1,000,000,000	$1,000,000,000	$1,000,000,000	$1,000,000,000	$500,000,000
Amount Used	(344,146,042)	(344,146,042)	(344,146,042)	(344,146,042)	(344,146,042)	(155,977,292)

Available Shelf	$655,853,958	$655,853,958	$655,853,958	$655,853,958	$655,853,958	$344,022,708

TOTAL CAPITAL RESOURCES	$737,176,859	$780,178,238	$922,452,148	$967,544,470	$1,032,236,999	$431,177,174

(1)	The unsecured revolving line of credit established in November 2003 and amended in January 2005 gives PREIT the ability to increase the facility to $650 million under prescribed conditions.
(2)	The available line of credit is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

BALANCE SHEET

(Wholly Owned vs. Partnerships)

	June 30, 2005				December 31, 2004
	PREIT Wholly Owned	PREIT’s % of Partnerships (5)	Corporate	Combined TOTAL	PREIT Wholly Owned	PREIT’s % of Partnerships (5)	Corporate	Combined TOTAL
ASSETS
Investments in Real Estate, at cost
Retail Properties (1)	$2,628,462,262	$131,557,745	—	$2,760,020,007	$2,518,364,388	$131,343,981	—	$2,649,708,369
Office/Industrial Properties	4,076,672	—	—	4,076,672	2,504,211	—	—	2,504,211
Land Held for Development	5,937,674	—	—	5,937,674	9,862,704	—	—	9,862,704
Construction In Progress	36,181,577	3,128,540	—	39,310,117	10,952,450	2,542,307	—	13,494,757

TOTAL INVESTMENTS IN REAL ESTATE	2,674,658,185	134,686,285	—	2,809,344,470	2,541,683,753	133,886,288	—	2,675,570,041
Accumulated Depreciation	(187,197,431)	(35,733,665)	—	(222,931,096)	(150,885,609)	(34,023,363)	—	(184,908,972)

Net Real Estate	2,487,460,754	98,952,620	—	2,586,413,374	2,390,798,144	99,862,925	—	2,490,661,069

Other Assets:
Cash and Cash Equivalents	10,073,775	4,589,622	15,644,900	30,308,297	24,799,962	5,609,103	15,243,658	45,652,723
Rents and Other Receivables	29,875,534	11,147,431	1,750,222	42,773,187	27,290,269	11,328,239	4,691,310	43,309,818
Other Assets Held for Sale (1)	7,452,350	—	—	7,452,350	6,835,290	—	—	6,835,290
Intangible Assets (2)	162,330,922	—	12,045,312	174,376,234	159,804,366	—	12,045,312	171,849,678
Deferred Costs, Prepaid Taxes & Exp. & Other Assets	43,721,329	6,918,799	21,479,919	72,120,047	42,868,575	7,550,568	19,782,031	70,201,174

TOTAL OTHER ASSETS	253,453,910	22,655,852	50,920,353	327,030,115	261,598,462	24,487,910	51,762,311	337,848,683

TOTAL ASSETS	2,740,914,664	121,608,472	50,920,353	2,913,443,489	2,652,396,606	124,350,835	51,762,311	2,828,509,752

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	1,129,431,672	106,387,137	—	1,235,818,809	1,162,479,171	107,513,205	—	1,269,992,376
Mortgage Debt Premium (3)	49,162,926	—	—	49,162,926	56,134,624	—	—	56,134,624
Bank Loans Payable	—	—	431,000,000	431,000,000	—	—	271,000,000	271,000,000
Liabilities Related to Assets Held for Sale	1,323,289	—	—	1,323,289	1,164,210	—	—	1,164,210
Other Liabilities (4)	49,175,649	2,486,826	30,836,251	82,498,726	50,284,826	3,351,797	40,147,000	93,783,623

TOTAL LIABILITIES	1,229,093,536	108,873,963	461,836,251	1,799,803,750	1,270,062,831	110,865,002	311,147,000	1,692,074,833

Minority Interest	3,308,606	—	136,782,558	140,091,164	3,584,992	—	128,383,925	131,968,917

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	—	—	36,511,624	36,511,624	—	—	36,272,160	36,272,160
Preferred Shares at $0.01 Par	—	—	24,750	24,750	—	—	24,750	24,750
Capital Contributed in Excess of Par	—	—	907,956,954	907,956,954	—	—	899,506,128	899,506,128
Restricted Stock	—	—	(15,193,374)	(15,193,374)	—	—	(7,736,812)	(7,736,812)
Accumulated Other Comprehensive Loss	—	—	(6,960,974)	(6,960,974)	—	—	(1,821,457)	(1,821,457)
Retained Earnings	—	—	51,209,595	51,209,595	—	—	78,221,233	78,221,233

TOTAL SHAREHOLDERS’ EQUITY	—	—	973,548,575	973,548,575	—	—	1,004,466,002	1,004,466,002

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,232,402,142	$108,873,963	$1,572,167,384	$2,913,443,489	$1,273,647,823	$110,865,002	$1,443,996,927	$2,828,509,752

	June 30, 2004
	PREIT Wholly Owned	PREIT’s % of Partnerships (5)	Corporate	Combined TOTAL
ASSETS
Investments in Real Estate, at cost
Retail Properties (1)	$2,457,579,069	$136,339,792	—	$2,593,918,861
Office/Industrial Properties	2,504,211	—	—	2,504,211
Land Held for Development	9,469,893	—	—	9,469,893
Construction In Progress	17,519,214	1,505,540	—	19,024,754

TOTAL INVESTMENTS IN REAL ESTATE	2,487,072,387	137,845,332	—	2,624,917,719
Accumulated Depreciation	(116,663,152)	(32,847,127)	—	(149,510,279)

Net Real Estate	2,370,409,235	104,998,205	—	2,475,407,440

Other Assets:
Cash and Cash Equivalents	12,198,802	5,848,731	13,837,979	31,885,512
Rents and Other Receivables	22,604,437	11,069,706	989,276	34,663,419
Other Assets Held for Sale (1)	37,192,880	—	—	37,192,880
Intangible Assets (2)	159,033,808	—	12,085,313	171,119,121
Deferred Costs, Prepaid Taxes & Exp. & Other Assets	34,774,326	7,583,542	18,785,165	61,143,033

TOTAL OTHER ASSETS	265,804,253	24,501,979	45,697,733	336,003,965

TOTAL ASSETS	2,636,213,488	129,500,184	45,697,733	2,811,411,405

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	1,201,777,962	108,594,598	—	1,310,372,560
Mortgage Debt Premium (3)	65,775,443	—		65,775,443
Bank Loans Payable	—	—	219,000,000	219,000,000
Liabilities Related to Assets Held for Sale	4,269,119		—	4,269,119
Other Liabilities (4)	44,865,827	3,647,421	26,290,223	74,803,471

TOTAL LIABILITIES	1,316,688,351	112,242,019	245,290,223	1,674,220,593

Minority Interest	4,247,705	—	129,841,319	134,089,024

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	—	—	35,938,305	35,938,305
Preferred Shares at $0.01 Par	—	—	24,750	24,750
Capital Contributed in Excess of Par	—	—	887,921,188	887,921,188
Restricted Stock	—	—	(9,618,821)	(9,618,821)
Accumulated Other Comprehensive Loss	—	—	(1,886,164)	(1,886,164)
Retained Earnings	—	—	90,722,530	90,722,530

TOTAL SHAREHOLDERS’ EQUITY	—	—	1,003,101,788	1,003,101,788

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,320,936,056	$112,242,019	$1,378,233,330	$2,811,411,405

(1)	Investment in real estate as of June 30, 2005, December 31, 2004 and June 30, 2004 includes $12,185,030, $10,612,277 and $98,836,994, respectively, relating to the non-core properties. The non-core properties are classified as held-for-sale for GAAP purposes. Other assets held for sale represent intangible assets and current assets of the non-core properties.
(2)	Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties since 2002. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.
(3)	Represents premium that is recorded in connection with debt assumed when a property is purchased. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.
(4)	For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities including Deficit in Partnerships Investments.
(5)	Includes PREIT’s percent of partnership investment that is “grossed up” to reflect the Company’s share of the Total Assets and Liabilities of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 33 to 36.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

BALANCE SHEET (1)

(Property Type)

	June 30, 2005						December 31, 2004
	Malls	Power and Strip Centers	Total Retail	Other Properties	Corporate	Combined TOTAL	Malls	Power and Strip Centers	Total Retail	Other Properties	Corporate	Combined TOTAL
ASSETS
Investments in Real Estate, at cost (2)	$2,457,982,077	$302,037,930	$2,760,020,007	$49,324,463	$—	$2,809,344,470	$2,336,629,574	$313,078,795	$2,649,708,369	$25,861,672	$—	$2,675,570,041

Accumulated Depreciation	(170,226,005)	(50,565,620)	(220,791,625)	(2,139,471)	—	(222,931,096)	(135,017,071)	(47,764,970)	(182,782,041)	(2,126,931)	—	(184,908,972)

Net Real Estate	2,287,756,072	251,472,310	2,539,228,382	47,184,992	—	2,586,413,374	2,201,612,503	265,313,825	2,466,926,328	23,734,741	—	2,490,661,069

Other Assets:
Cash	10,994,801	3,668,597	14,663,398	—	15,644,900	30,308,298	25,818,936	4,590,129	30,409,065	—	15,243,658	45,652,723
Other Assets Held for Sal	7,405,622	—	7,405,622	46,728	—	7,452,350	6,837,914	—	6,837,914	(2,624)	—	6,835,290
Intangible Assets (3)	162,330,922	—	162,330,922	—	12,045,312	174,376,234	159,804,366	—	159,804,366	—	12,045,312	171,849,678
Other Assets, Net (4)	56,450,384	23,955,889	80,406,273	11,256,819	23,230,141	114,893,233	52,672,487	23,813,146	76,485,633	12,552,018	24,473,341	113,510,992

Total Other Assets	237,181,729	27,624,486	264,806,215	11,303,547	50,920,353	327,030,115	245,133,703	28,403,275	273,536,978	12,549,394	51,762,311	337,848,683

TOTAL ASSETS	2,524,937,801	279,096,796	2,804,034,597	58,488,539	50,920,353	2,913,443,489	2,446,746,206	293,717,100	2,740,463,306	36,284,135	51,762,311	2,828,509,752

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Mortgage Notes Payable	1,144,956,407	90,862,402	1,235,818,809	—	—	1,235,818,809	1,165,736,877	104,255,499	1,269,992,376	—	—	1,269,992,376
Mortgage Debt Premium (5)	48,007,802	1,155,124	49,162,926	—		49,162,926	54,794,532	1,340,092	56,134,624	—		56,134,624
Bank Loans Payable	—	—	—	—	431,000,000	431,000,000			—	—	271,000,000	271,000,000
Liabilities Related to Assets Held for Sale	911,073	—	911,073	412,216	—	1,323,289	1,156,442	—	1,156,442	7,768	—	1,164,210
Other Liabilities (6)	43,289,074	3,374,722	46,663,796	4,998,679	30,836,251	82,498,726	44,391,004	5,723,480	50,114,484	3,522,139	40,147,000	93,783,623

TOTAL LIABILITIES	1,237,164,356	95,392,248	1,332,556,604	5,410,895	461,836,251	1,799,803,750	1,266,078,855	111,319,071	1,377,397,926	3,529,907	311,147,000	1,692,074,833

Minority Interest	3,308,606		3,308,606	—	136,782,558	140,091,164	3,584,992		3,584,992	—	128,383,925	131,968,917

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	—	—	—	—	36,511,624	36,511,624	—	—	—	—	36,272,160	36,272,160
Preferred Shares at $0.01 Par	—	—	—	—	24,750	24,750	—	—	—	—	24,750	24,750
Capital Contributed in Excess of Par	—	—	—	—	907,956,954	907,956,954	—	—	—	—	899,506,128	899,506,128
Restricted Stock	—	—	—	—	(15,193,374)	(15,193,374)	—	—	—	—	(7,736,812)	(7,736,812)
Accumulated Other Comprehensive Loss	—	—	—	—	(6,960,974)	(6,960,974)	—	—	—	—	(1,821,457)	(1,821,457)
Retained Earnings	—	—	—	—	51,209,595	51,209,595	—	—	—	—	78,221,233	78,221,233

TOTAL SHAREHOLDERS’ EQUITY	—	—	—	—	973,548,575	973,548,575	—	—	—	—	1,004,466,002	1,004,466,002

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,240,472,962	$95,392,248	$1,335,865,210	$5,410,895	$1,572,167,384	$2,913,443,489	$1,269,663,847	$111,319,071	$1,380,982,918	$3,529,907	$1,443,996,927	$2,828,509,752

	June 30, 2004
	Malls	Power and Strip Centers	Total Retail	Other Properties	Corporate	Combined TOTAL
ASSETS
Investments in Real Estate, at cost (2)	$2,276,713,325	$317,205,536	$2,593,918,861	$30,998,858	$—	$2,624,917,719

Accumulated Depreciation	(103,713,678)	(43,694,750)	(147,408,428)	(2,101,851)	—	(149,510,279)

Net Real Estate	2,172,999,647	273,510,786	2,446,510,433	28,897,007	—	2,475,407,440

Other Assets:
Cash	12,854,133	5,193,400	18,047,533		13,837,979	31,885,512
Other Assets Held for Sal	37,190,718		37,190,718	2,162	—	37,192,880
Intangible Assets (3)	159,033,808		159,033,808		12,085,313	171,119,121
Other Assets, Net (4)	40,001,278	24,188,926	64,190,204	11,841,807	19,774,441	95,806,452

Total Other Assets	249,079,937	29,382,326	278,462,263	11,843,969	45,697,733	336,003,965

TOTAL ASSETS	2,422,079,584	302,893,112	2,724,972,696	40,740,976	45,697,733	2,811,411,405

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Mortgage Notes Payable	1,221,806,912	88,565,648	1,310,372,560	—	—	1,310,372,560
Mortgage Debt Premium (5)	65,775,443	—	65,775,443	—		65,775,443
Bank Loans Payable			—	—	219,000,000	219,000,000
Liabilities Related to Assets Held for Sale	4,261,351	—	4,261,351	7,768	—	4,269,119
Other Liabilities (6)	38,911,155	5,131,022	44,042,177	4,471,071	26,290,223	74,803,471

TOTAL LIABILITIES	1,330,754,861	93,696,670	1,424,451,531	4,478,839	245,290,223	1,674,220,593

Minority Interest	4,247,705		4,247,705	—	129,841,319	117,383,287

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	—	—	—	—	35,938,305	35,938,305
Preferred Shares at $0.01 Par	—	—	—	—	24,750	24,750
Capital Contributed in Excess of Par	—	—	—	—	887,921,188	887,921,188
Restricted Stock	—	—	—	—	(9,618,821)	(9,618,821)
Accumulated Other Comprehensive Loss	—	—	—	—	(1,886,164)	(1,886,164)
Retained Earnings	—	—	—	—	90,722,530	90,722,530

TOTAL SHAREHOLDERS’ EQUITY	—	—	—	—	1,003,101,788	1,003,101,788

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,335,002,566	$93,696,670	$1,428,699,236	$4,478,839	$1,378,233,330	$2,811,411,405

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Assets and Liabilities of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s Equity in these properties.
(2)	Investment in real estate as of June 30, 2005, December 31, 2004 and June 30, 2004 includes $12,185,030, $10,612,277 and $98,836,994, respectively, relating to the non-core properties. The non-core properties are classified as held-for-sale for GAAP purposes. Other assets held for sale represent intangible assets and current assets of the non-core properties.
(3)	Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties since 2002. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.
(4)	Deferred Costs, Prepaid Taxes and Expenses and Other Assets include Rents and Other Receivables for Partnerships.
(5)	Represents premium that is recorded in connection with debt assumed in connection with property purchases. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.
(6)	For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities including Deficit Partnership Investments.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 33 to 36.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

INCOME STATEMENT (1)

QUARTERLY COMPARISON

(Wholly Owned vs. Partnerships)

	Q2 05 (3 months ended 6/30/05)
	Wholly Owned		Partnerships		Corporate		Combined TOTAL	TOTAL% CHANGE
Base Rents	$66,562,461		$5,117,700		$—		71,680,161	1.0%
Straight-Lining of Base Rents	980,279		15,963		—		996,242	-18.2%
Percentage Rents	2,221,600		39,476		—		2,261,076	74.5%
Expense Reimbursables	30,561,297		1,739,809		—		32,301,106	1.6%
Lease Termination	583,803		33,776		—		617,579	-37.2%
Other Real Estate Revenues	2,309,048		116,006		—		2,425,054	-1.2%

TOTAL REAL ESTATE REVENUES	103,218,488	94%	7,062,730	6%	—	0%	110,281,218	1.5%

Operating and Maintenance	(28,636,292)		(1,408,065)		—		(30,044,357)	-0.1%
Real Estate Taxes	(10,130,732)		(617,021)		—		(10,747,753)	2.3%

TOTAL PROPERTY OPERATING EXPENSES	(38,767,024)	95%	(2,025,086)	5%	—	0%	(40,792,110)	0.5%

NET OPERATING INCOME	64,451,464	93%	5,037,644	7%	—	0%	69,489,108	2.0%

Management Company Revenue	—		—		1,311,720		1,311,720	-24.5%
Interest and Other Income	—		—		254,213		254,213	-41.2%
General & Administrative:
Corporate Payroll and Benefits	—		—		(6,602,799)		(6,602,799)	-8.6%
Other G&A Expenses	—		—		(4,041,254)		(4,041,254)	-6.4%

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)	64,451,464	107%	5,037,644	8%	(9,078,120)	-15%	60,410,988	2.8%

Interest Expense (2)	(16,222,521)		(2,036,909)		(4,173,465)		(22,432,895)	7.8%
Depreciation & Amortization	(27,088,696)		(1,032,945)		(394,640)		(28,516,281)	13.6%

OTHER EXPENSES	(43,311,217)		(3,069,854)		(4,568,105)		(50,949,176)	11.0%

Gains on Sales of Interests in Real Estate	567,886		68,080		—		635,966	N/A

Income before Minority Interest	21,708,133		2,035,870		(13,646,225)		10,097,778	-21.2%

Minority Interest in Properties	(40,172)		—		—		(40,172)	-73.9%
Minority Interest of O.P. Unitholders	—		—		(1,113,584)		(1,113,584)	6.5%

Income from Operations	21,667,961		2,035,870		(14,759,809)		8,944,022	-23.0%

Discontinued Operations:
Minority Interest of O.P. Unitholders	—		—		(47,276)		(47,276)	N/A
Adjustments to Gains on Disposition of Discontinued Operations	—		—		—		—	N/A

TOTAL DISCONTINUED OPERATIONS	—		—		(47,276)		(47,276)	N/A

NET INCOME	$21,667,961	244%	$2,035,870	23%	$(14,807,085)	-166%	$8,896,746	-21.9%

	Q2 04 (3 months ended 6/30/04)
	Wholly Owned		Partnerships		Corporate		Combined TOTAL
Base Rents	$65,645,467		$5,295,006		$—		$70,940,473
Straight-Lining of Base Rents	1,206,595		11,480		—		1,218,075
Percentage Rents	1,397,974		(102,372)		—		1,295,602
Expense Reimbursables	30,076,550		1,716,739		—		31,793,289
Lease Termination	983,379		—		—		983,379
Other Real Estate Revenues	2,200,737		254,498		—		2,455,235

TOTAL REAL ESTATE REVENUES	101,510,702	93%	7,175,351	7%	—	0%	108,686,053

Operating and Maintenance	(28,368,973)		(1,700,315)		—		(30,069,288)
Real Estate Taxes	(9,990,778)		(513,124)		—		(10,503,902)

TOTAL PROPERTY OPERATING EXPENSES	(38,359,751)	95%	(2,213,439)	5%	—	0%	(40,573,190)

NET OPERATING INCOME	63,150,951	93%	4,961,912	7%	—	0%	68,112,863

Management Company Revenue	—		—		1,736,239		1,736,239
Interest and Other Income	—		—		432,403		432,403
General & Administrative:
Corporate Payroll and Benefits	—		—		(7,225,740)		(7,225,740)
Other G&A Expenses	—		—		(4,315,831)		(4,315,831)

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)	63,150,951	108%	4,961,912	8%	(9,372,929)	-16%	58,739,934

Interest Expense (2)	(17,060,967)		(2,171,992)		(1,576,215)		(20,809,174)
Depreciation & Amortization	(23,733,238)		(1,141,390)		(236,269)		(25,110,897)

OTHER EXPENSES	(40,794,205)		(3,313,382)		(1,812,484)		(45,920,071)

Gains on Sales of Interests in Real Estate	—		—		—		—

Income before Minority Interest	22,356,746		1,648,530		(11,185,413)		12,819,863

Minority Interest in Properties	(153,880)		—		—		(153,880)
Minority Interest of O.P. Unitholders	—		—		(1,045,637)		(1,045,637)

Income from Operations	22,202,866		1,648,530		(12,231,050)		11,620,346

Discontinued Operations:
Minority Interest of O.P. Unitholders	—		—		(228,602)		(228,602)
Adjustments to Gains on Disposition of Discontinued Operations	—		—				—

TOTAL DISCONTINUED OPERATIONS	—		—		(228,602)		(228,602)

NET INCOME	$22,202,866	195%	$1,648,530	14%	$(12,459,652)	-109%	$11,391,744

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.
(2)	Capitalized interest expense of $505,000 is not included in the quarter ended 6/30/05 and $425,000 is not included in the quarter ended 6/30/04.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 33 to 36.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

INCOME STATEMENT (1)

QUARTERLY COMPARISON

(Line of Business)

	Q2 05 (3 months ended 6/30/05)
	RETAIL		OTHER PROPERTIES		CORPORATE		Combined TOTAL	TOTAL% CHANGE
Base Rents	$71,531,586		$148,575		$—		$71,680,161	1.0%
Straight-Lining of Base Rents	996,242		—		—		996,242	-18.2%
Percentage Rents	2,261,076		—		—		2,261,076	74.5%
Expense Reimbursables	32,288,671		12,435		—		32,301,106	1.6%
Lease Termination	617,579		—		—		617,579	-37.2%
Other Real Estate Revenues	2,425,054		—		—		2,425,054	-1.2%

TOTAL REAL ESTATE REVENUES	110,120,208	100%	161,010	0%	—	—	110,281,218	1.5%

Operating and Maintenance	(30,036,011)		(8,346)		—		(30,044,357)	-0.1%
Real Estate Taxes	(10,736,778)		(10,975)		—		(10,747,753)	2.3%

TOTAL PROPERTY OPERATING EXPENSES	(40,772,789)	100%	(19,321)	0%	—	—	(40,792,110)	0.5%

NET OPERATING INCOME	69,347,419	100%	141,689	0%	—	—	69,489,108	2.0%

Management Company Revenue	—		—		1,311,720		1,311,720	-24.5%
Interest and Other Income	—		—		254,213		254,213	-41.2%
General and Administrative:

Corporate Payroll and Benefits	—		—		(6,602,799)		(6,602,799)	-8.6%
Other General & Administrative	—		—		(4,041,254)		(4,041,254)	-6.4%

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)	69,347,419	115%	141,689	0%	(9,078,120)	-15%	60,410,988	2.8%

Interest Expense (2)	(18,259,430)		—		(4,173,465)		(22,432,895)	7.8%
Depreciation & Amortization	(28,121,641)		—		(394,640)		(28,516,281)	13.6%

OTHER EXPENSES	(46,381,071)		—		(4,568,105)		(50,949,176)	11.0%

Gains on Sales of Interests in Real Estate	635,966		—		—		635,966	N/A

Income before Minority Interest	23,602,314		141,689		(13,646,225)		10,097,778	-21.2%

Minority Interest in Properties	(40,172)		—		—		(40,172)	-73.9%

Minority Interest of O.P. Unitholders	—		—		(1,113,584)		(1,113,584)	6.5%

Income from Operations	23,562,142		141,689		(14,759,809)		8,944,022	-23.0%

Discontinued Operations:
Minority Interest of O.P. Unitholders	—		—		(47,276)		(47,276)	N/A
Adjustments to Gains on Disposition of Discontinued Operations	—		—		—		—	N/A

TOTAL DISCONTINUED OPERATIONS	—		—		(47,276)		(47,276)	N/A

NET INCOME	$23,562,142	265%	$141,689	2%	$(14,807,085)	-166%	$8,896,746	-21.9%

	Q2 04 (3 months ended 6/30/04)
	RETAIL		OTHER PROPERTIES		CORPORATE		Combined TOTAL
Base Rents	$70,855,317		$85,156		$—		$70,940,473
Straight-Lining of Base Rents	1,218,075		—		—		1,218,075
Percentage Rents	1,295,602		—		—		1,295,602
Expense Reimbursables	31,781,614		11,675		—		31,793,289
Lease Termination	983,379		—		—		983,379
Other Real Estate Revenues	2,455,235		—		—		2,455,235

TOTAL REAL ESTATE REVENUES	108,589,222	100%	96,831	0%	—	—	108,686,053

Operating and Maintenance	(30,066,063)		(3,225)		—		(30,069,288)
Real Estate Taxes	(10,494,852)		(9,050)		—		(10,503,902)

TOTAL PROPERTY OPERATING EXPENSES	(40,560,915)	100%	(12,275)	0%	—	—	(40,573,190)

NET OPERATING INCOME	68,028,307	100%	84,556	0%	—	—	68,112,863

Management Company Revenue	—		—		1,736,239		1,736,239
Interest and Other Income	—		—		432,403		432,403
General and Administrative:					—		—

Corporate Payroll and Benefits	—		—		(7,225,740)		(7,225,740)
Other General & Administrative	—		—		(4,315,831)		(4,315,831)

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)	68,028,307	116%	84,556	0%	(9,372,929)	-16%	58,739,934

Interest Expense (2)	(19,232,959)		—		(1,576,215)		(20,809,174)
Depreciation & Amortization	(24,862,088)		(12,540)		(236,269)		(25,110,897)

OTHER EXPENSES	(44,095,047)		(12,540)		(1,812,484)		(45,920,071)

Gains on Sales of Interests in Real Estate					—		—

Income before Minority Interest	23,933,260		72,016		(11,185,413)		12,819,863

Minority Interest in Properties	(153,880)		—		—		(153,880)

Minority Interest of O.P. Unitholders	—		—		(1,045,637)		(1,045,637)

Income from Operations	23,779,380		72,016		(12,231,050)		11,620,346

Discontinued Operations:
Minority Interest of O.P. Unitholders	—		—		(228,602)		(228,602)
Adjustments to Gains on Disposition of Discontinued Operations	—		—		—		—

TOTAL DISCONTINUED OPERATIONS	—		—		(228,602)		(228,602)

NET INCOME	$23,779,380	209%	$72,016	1%	$(12,459,652)	-109%	$11,391,744

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.
(2)	Capitalized interest expense of $505,000 is not included in the quarter ended 6/30/05 and $425,000 is not included in the quarter ended 6/30/04.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 33 to 36.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

RETAIL INCOME STATEMENT (1)

QUARTERLY COMPARISON

	Q2 05 (3 months ended 6/30/05)								Q2 04 (3 months ended 6/30/04)
	Combined TOTAL	Wholly Owned		Partnerships		% Change TOTAL	% Change Wholly Owned	% Change Partnerships	Combined TOTAL	Wholly Owned		Partnerships
Base Rents	$71,531,586	$66,413,886		$5,117,700		1.0%	1.3%	-3.3%	$70,855,317	$65,560,311		$5,295,006
Straight-Lining of Base Rents	996,242	980,279		15,963		-18.2%	-18.8%	39.1%	1,218,075	1,206,595		11,480
Percentage Rents	2,261,076	2,221,600		39,476		74.5%	58.9%	-138.6%	1,295,602	1,397,974		(102,372)
Expense Reimbursables	32,288,671	30,548,862		1,739,809		1.6%	1.6%	1.3%	31,781,614	30,064,875		1,716,739
Lease Termination and Other Income	617,579	583,803		33,776		-37.2%	-40.6%	N/A	983,379	983,379		—
Other Real Estate Revenues	2,425,054	2,309,048		116,006		-1.2%	4.9%	-54.4%	2,455,235	2,200,737		254,498

TOTAL REAL ESTATE REVENUES	110,120,208	103,057,478	94%	7,062,730	6%	1.4%	1.6%	-1.6%	108,589,222	101,413,871	93%	7,175,351	7%

Operating and Maintenance	(30,036,011)	(28,627,946)		(1,408,065)		-0.1%	0.9%	-17.2%	(30,066,063)	(28,365,748)		(1,700,315)
Real Estate Taxes	(10,736,778)	(10,119,757)		(617,021)		2.3%	1.4%	20.2%	(10,494,852)	(9,981,728)		(513,124)

TOTAL PROPERTY OPERATING EXPENSES	(40,772,789)	(38,747,703)	95%	(2,025,086)	5%	0.5%	1.0%	-8.5%	(40,560,915)	(38,347,476)	95%	(2,213,439)	5%

NET OPERATING INCOME	69,347,419	64,309,775	93%	5,037,644	7%	1.9%	2.0%	1.5%	68,028,307	63,066,395	93%	4,961,912	7%

Interest Expense	(18,259,430)	(16,222,521)		(2,036,909)		-5.1%	-4.9%	-6.2%	(19,232,959)	(17,060,967)		(2,171,992)
Depreciation & Amortization	(28,121,641)	(27,088,696)		(1,032,945)		13.1%	14.2%	-9.5%	(24,862,088)	(23,720,698)		(1,141,390)

OTHER EXPENSES	(46,381,071)	(43,311,217)		(3,069,854)		5.2%	6.2%	-7.3%	(44,095,047)	(40,781,665)		(3,313,382)

Gains on sales of int. in R.E.	635,966	567,886		68,080		N/A	N/A	N/A	—	—		—

Income before Minority Int.	23,602,314	21,566,444		2,035,870		-1.4%	-3.2%	23.5%	23,933,260	22,284,730		1,648,530

Minority Interest in Properties	(40,172)	(40,172)				-73.9%	-73.9%	N/A	(153,880)	(153,880)		—

NET INCOME	$23,562,142	$21,526,272	91%	$2,035,870	9%	-0.9%	-2.7%	23.5%	$23,779,380	$22,130,850	93%	$1,648,530	7%

SAME STORE COMPARISON

	Q2 05 (3 months ended 6/30/05)								Q2 04 (3 months ended 6/30/04)
	Combined TOTAL	SAME		NEW		DIVEST		% Change Same Store	Combined TOTAL	SAME		NEW		DIVEST
Base Rents	$71,531,586	$64,798,782		$6,624,677		$108,127		-1.5%	$70,855,317	$65,791,079		$658,185		$4,406,053
Straight-Lining of Base Rents	996,242	773,588		222,654		—		-33.3%	1,218,075	1,160,353		—		57,722
Percentage Rents	2,261,076	2,008,783		201,788		50,505		63.7%	1,295,602	1,227,127		—		68,475
Expense Reimbursables	32,288,671	29,604,887		2,681,034		2,750		-1.4%	31,781,614	30,025,219		177,232		1,579,163
Lease Termination	617,579	616,079		1,500		—		-37.4%	983,379	983,379		—		—
Other Real Estate Revenues	2,425,054	2,102,572		322,482		—		-10.3%	2,455,235	2,343,117		8,441		103,677

TOTAL REAL ESTATE REVENUES	110,120,208	99,904,691	91%	10,054,135	9%	161,382	0%	-1.6%	108,589,222	101,530,274	93%	843,858	1%	6,215,090	6%

Operating and Maintenance	(30,036,011)	(26,888,533)		(3,147,478)		—		-0.4%	(30,066,063)	(26,989,154)		(273,754)		(2,803,155)
Real Estate Taxes	(10,736,778)	(9,875,144)		(848,910)		(12,724)		0.1%	(10,494,852)	(9,868,443)		(64,697)		(561,712)

TOTAL PROPERTY OPERATING EXPENSES	(40,772,789)	(36,763,677)	90%	(3,996,388)	10%	(12,724)	0%	-0.3%	(40,560,915)	(36,857,597)	91%	(338,451)	1%	(3,364,867)	8%

NET OPERATING INCOME	69,347,419	63,141,014	91%	6,057,747	9%	148,658	0%	-2.4%	68,028,307	64,672,677	95%	505,407	1%	2,850,223	4%

Interest Expense	(18,259,430)	(17,511,173)		(668,604)		(79,653)		-5.1%	(19,232,959)	(18,449,638)		-		(783,321)
Depreciation & Amortization	(28,121,641)	(25,288,049)		(2,788,329)		(45,263)		3.0%	(24,862,088)	(24,546,465)		(191,297)		(124,326)

OTHER EXPENSES	(46,381,071)	(42,799,222)		(3,456,933)		(124,916)		-0.5%	(44,095,047)	(42,996,103)		(191,297)		(907,647)

Gains on sales of int. in R.E.	635,966	—		—		635,966		N/A	—	—		—		—

Income before Minority Int.	23,602,314	20,341,792		2,600,814		659,708		-6.2%	23,933,260	21,676,574		314,110		1,942,576

Minority Interest in Properties	(40,172)	(40,172)		—		—		-72.7%	(153,880)	(147,226)		—		(6,654)

NET INCOME	$23,562,142	$20,301,620	86%	$2,600,814	11%	$659,708	3%	-5.7%	$23,779,380	$21,529,348	91%	$314,110	1%	$1,935,922	8%

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

NOTE: A reconciliation of the proportionate consolidation method to GAAP is included on pages 33 to 36.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

RETAIL INCOME STATEMENT (1)

QUARTERLY COMPARISON

(Property Subtype)

	Q2 05 (3 months ended 6/30/05)
	Combined TOTAL	Enclosed Mall		Power Center		Strip Center		% Change TOTAL	% Change Enclosed Mall	% Change Power Center	% Change Strip Center
Base Rents	$71,531,586	$63,827,214		$6,384,805		$1,319,567		1.0%	2.0%	-5.0%	-17.1%
Straight-Lining of Base Rents	996,242	838,039		148,861		9,342		-18.2%	-24.1%	31.1%	N/A
Percentage Rents	2,261,076	2,231,066		30,010		—		74.5%	76.0%	7.3%	N/A
Expense Reimbursables	32,288,671	30,665,215		1,221,328		402,128		1.6%	2.0%	-10.4%	11.8%
Lease Termination and Other Income	617,579	586,920		39,318		(8,659)		-37.2%	-40.3%	N/A	N/A
Other Real Estate Revenues	2,425,054	2,397,862		25,679		1,513		-1.2%	-0.8%	-25.6%	-60.9%

TOTAL REAL ESTATE REVENUES	110,120,208	100,546,316	91%	7,850,001	7%	1,723,891	2%	1.4%	2.2%	-4.9%	-11.8%

Operating and Maintenance	(30,036,011)	(29,201,232)		(537,296)		(297,483)		-0.1%	1.3%	-39.2%	-19.3%
Real Estate Taxes	(10,736,778)	(9,733,001)		(793,370)		(210,407)		2.3%	2.8%	-4.2%	4.8%

TOTAL PROPERTY OPERATING EXPENSES	(40,772,789)	(38,934,233)	95%	(1,330,666)	3%	(507,890)	1%	0.5%	1.7%	-22.2%	-10.8%

NET OPERATING INCOME	69,347,419	61,612,083	89%	6,519,335	9%	1,216,001	2%	1.9%	2.5%	-0.4%	-12.2%

Interest Expense	(18,259,430)	(16,504,123)		(1,720,057)		(35,250)		-5.1%	-5.5%	-0.3%	-3.4%
Depreciation & Amortization	(28,121,641)	(25,626,570)		(1,996,798)		(498,273)		13.1%	15.6%	6.6%	-39.6%

OTHER EXPENSES	(46,381,071)	(42,130,693)		(3,716,855)		(533,523)		5.2%	6.3%	3.3%	-38.0%

Gains on sales of int. in R.E.	635,966	—		567,886		68,080		N/A	N/A	N/A	N/A

Income before Minority Int.	23,602,314	19,481,390		3,370,366		750,558		-1.4%	-4.8%	14.4%	43.2%

Minority Interest in Properties	(40,172)	(40,172)		—		—		-73.9%	-73.9%	N/A	N/A

NET INCOME	$23,562,142	$19,441,218	83%	$3,370,366	14%	$750,558	3%	-0.9%	-4.3%	14.4%	43.2%

	Q2 04 (3 months ended 6/30/04)
	Combined TOTAL	Enclosed Mall		Power Center		Strip Center
Base Rents	$70,855,317	$62,546,597		$6,717,821		$1,590,899
Straight-Lining of Base Rents	1,218,075	1,104,774		113,520		(219)
Percentage Rents	1,295,602	1,267,634		27,968		—
Expense Reimbursables	31,781,614	30,058,873		1,362,911		359,830
Lease Termination and Other Income	983,379	983,379		—		—
Other Real Estate Revenues	2,455,235	2,416,869		34,495		3,871

TOTAL REAL ESTATE REVENUES	108,589,222	98,378,126	91%	8,256,715	8%	1,954,381	2%

Operating and Maintenance	(30,066,063)	(28,813,920)		(883,391)		(368,752)
Real Estate Taxes	(10,494,852)	(9,466,259)		(827,858)		(200,735)

TOTAL PROPERTY OPERATING EXPENSES	(40,560,915)	(38,280,179)	94%	(1,711,249)	4%	(569,487)	1%

NET OPERATING INCOME	68,028,307	60,097,947	88%	6,545,466	10%	1,384,894	2%

Interest Expense	(19,232,959)	(17,470,567)		(1,725,898)		(36,494)
Depreciation & Amortization	(24,862,088)	(22,164,641)		(1,873,166)		(824,281)

OTHER EXPENSES	(44,095,047)	(39,635,208)		(3,599,064)		(860,775)

Gains on sales of int. in R.E.	—	—		—		—

Income before Minority Int.	23,933,260	20,462,739		2,946,402		524,119

Minority Interest in Properties	(153,880)	(153,880)		—		—

NET INCOME	$23,779,380	$20,308,859	85%	$2,946,402	13%	$524,119	2%

SAME STORE COMPARISON

	Q2 05 (3 months ended 6/30/05)
	Combined TOTAL	Enclosed Mall		Power Center		Strip Center		% Change TOTAL (1)	% Change Enclosed Mall	% Change Power Center	% Change Strip Center
Base Rents	$64,798,782	$57,201,937		$6,277,278		$1,319,567		-1.5%	-1.3%	-2.0%	-9.4%
Straight-Lining of Base Rents	773,588	615,385		148,861		9,342		-33.3%	-41.1%	31.1%	462.8%
Percentage Rents	2,008,783	1,978,773		30,010		—		63.7%	65.0%	7.3%	N/A
Expense Reimbursables	29,604,887	27,984,181		1,218,578		402,128		-1.4%	-1.3%	-10.4%	23.9%
Lease Termination	616,079	585,420		39,318		(8,659)		-37.4%	-40.5%	N/A	N/A
Other Real Estate Revenues	2,102,572	2,075,380		25,679		1,513		-10.3%	-10.0%	-25.6%	-60.9%

TOTAL REAL ESTATE REVENUES	99,904,691	90,441,076	91%	7,739,724	8%	1,723,891	2%	-1.6%	-1.5%	-2.5%	-3.5%

Operating and Maintenance	26,888,533	26,053,754		537,296		297,483		-0.4%	1.0%	-39.2%	-5.7%
Real Estate Taxes	9,875,144	8,884,091		780,646		210,407		0.1%	0.3%	-5.7%	16.2%

TOTAL PROPERTY OPERATING EXPENSES	36,763,677	34,937,845	95%	1,317,942	4%	507,890	1%	-0.3%	0.8%	-23.0%	2.3%

NET OPERATING INCOME	63,141,014	55,503,231	88%	6,421,782	10%	1,216,001	2%	-2.4%	-2.9%	3.1%	-5.8%

Interest Expense	(17,511,173)	(15,835,519)		(1,640,404)		(35,250)		-5.1%	-6.4%	9.8%	-3.4%
Depreciation & Amortization	(25,288,049)	(22,838,241)		(1,951,535)		(498,273)		3.0%	3.9%	8.1%	-35.1%

OTHER EXPENSES	(42,799,222)	(38,673,760)		(3,591,939)		(533,523)		-0.5%	-0.6%	8.8%	-33.7%

Gains on sales of int. in R.E	—	—		—		—		N/A	N/A	N/A	N/A

Income before Minority Int.	20,341,792	16,829,471		2,829,843		682,478		-6.2%	-7.8%	-3.4%	40.4%

Minority Interest in Properties	(40,172)	(40,172)		—		—		-72.7%	-72.7%	N/A	N/A

NET INCOME	$20,301,620	$16,789,299	83%	$2,829,843	14%	$682,478	3%	-5.7%	-7.3%	-3.4%	40.4%

	Q204 (3 months ended 6/30/04)
	Combined TOTAL	Enclosed Mall		Power Center		Strip Center
Base Rents	$65,791,079	$57,928,687		$6,405,321		$1,457,071
Straight-Lining of Base Rents	1,160,353	1,045,173		113,520		1,660
Percentage Rents	1,227,127	1,199,159		27,968		—
Expense Reimbursables	30,025,219	28,340,616		1,360,161		324,442
Lease Termination	983,379	983,379		—		—
Other Real Estate Revenues	2,343,117	2,304,751		34,495		3,871

TOTAL REAL ESTATE REVENUES	101,530,274	91,801,765	90%	7,941,465	8%	1,787,044	2%

Operating and Maintenance	26,989,154	25,790,411		883,316		315,427
Real Estate Taxes	9,868,443	8,859,552		827,858		181,033

TOTAL PROPERTY OPERATING EXPENSES	36,857,597	34,649,963	94%	1,711,174	5%	496,460	1%

NET OPERATING INCOME	64,672,677	57,151,802	88%	6,230,291	10%	1,290,584	2%

Interest Expense	(18,449,638)	(16,918,496)		(1,494,648)		(36,494)
Depreciation & Amortization	(24,546,465)	(21,973,344)		(1,805,272)		(767,849)

OTHER EXPENSES	(42,996,103)	(38,891,840)		(3,299,920)		(804,343)

Gains on sales of int. in R.E	—	—		—		—

Income before Minority Int.	21,676,574	18,259,962		2,930,371		486,241

Minority Interest in Properties	(147,226)	(147,226)		—		—

NET INCOME	$21,529,348	$18,112,736	84%	$2,930,371	14%	$486,241	2%

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Assets and Liabilities of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

	Q2:6/30/05	% Change	Q2:6/30/04
FUNDS FROM OPERATIONS (FFO) (1)

Net Income	$8,896,746	-21.9%	$11,391,744
Dividends on Preferred Shares	(3,403,125)	0.0%	(3,403,125)

Net Income available to common shareholders	$5,493,621	-31.2%	$7,988,619

Minority Interest in Operating Partnership-Continuing Operations	1,113,584	6.5%	1,045,637
Minority Interest in Operating Partnership-Discontinued Operations	47,276	-79.3%	228,602

Gains on Sales of Interests in Real Estate	(635,966)	N/A	—
Adjustments to Gains on Disposition of Discontinued Operations	—	N/A	—
Depreciation & Amortization: (2)
Wholly Owned and Consolidated Partnerships	26,955,942	14.3%	23,590,193
Unconsolidated Partnerships	1,032,945	-9.5%	1,141,390
Discontinued Operations	—	N/A	12,540

FFO	$34,007,402	0.0%	$34,006,981

Weighted Average Shares and O.P. Units Outstanding	40,711,402	2.9%	39,545,664

Net Income per Share (diluted)	$0.14	-33.3%	$0.21

FFO per Share	$0.84	-2.9%	$0.86

FUNDS AVAILABLE FOR DISTRIBUTION
FFO	$34,007,402	0.0%	$34,006,981
Adjustments:
Straight-Lining of Base Rents	(996,242)	-18.2%	(1,218,075)
Recurring Capital Expenditures	(2,533,963)	74.8%	(1,449,365)
Tenant Allowances	(4,666,764)	390.8%	(950,906)
Capitalized Leasing Costs	(935,971)	43.3%	(653,232)
Amortization of Debt Premium	(4,871,898)	0.5%	(4,848,163)
Amortization of Above-and Below- Market Lease Intangibles	260,370	28.4%	202,727

FAD	$20,262,934	-19.2%	$25,089,967

Weighted Average Shares and O.P. Units Outstanding	40,711,402	2.9%	39,545,664

FAD per Share	$0.50	-21.6%	$0.63

PAYOUT RATIOS

Dividend per Common Share	$0.57	5.6%	$0.54

Payout Ratio of Net Income per Share (diluted)	407.1%	150.0%	257.1%

Payout Ratio of FFO	68.2%	5.4%	62.8%

Payout Ratio of FAD	114.5%	29.4%	85.1%

(1)	Certain prior period amounts have been reclassified to conform with the current period’s presentation.
(2)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

KEY RATIOS

	Q2: 6/30/2005	Q2: 6/30/2004
Coverage Ratio (1)
Interest Coverage Ratio (EBITDA/Interest Expense)	2.69	2.82

Leverage Ratios (1)
Debt / Total Market Capitalization	45.2%	51.4%

Operating Ratios (1)
NOI/Real Estate Revenues	63.0%	62.7%

Return on Investment Ratios (1)
Total FFO/Equity Market Capitalization, net of preferred shares	1.7%	2.5%
NOI/Total Market Capitalization at Period End	1.8%	2.2%
NOI/Investment in Real Estate at Period End	2.5%	2.6%

Payout Ratios
FFO Payout Ratio (Dividend/FFO) per Share	68.2%	62.8%
FAD Payout Ratio (Dividend/FAD) per Share	114.5%	85.1%

(1)	The calculation of these ratios includes wholly owned properties, PREIT’s proportionate share of partnership properties and properties classified as held for sale.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

DEBT SCHEDULE of WHOLLY OWNED PROPERTIES

Property Name	PREIT’s Ownership Interest	Total Investment to Date		PREIT’s Investment to Date (1)		PREIT’s Accumulated Depreciation	PREIT’s Depreciated Costs	PREIT’s Share of O/S Mortgage Debt and Mortgage Debt Premium	PREIT’s Share of Mortgage
Retail Properties
Beaver Valley Mall	100%	$55,505,646		$55,505,646		$5,112,394	$50,393,252	$46,623,191	$46,623,191
Capital City (2)	100%	83,297,384		83,297,384		3,433,369	79,864,015	58,180,952	52,500,308
Chambersburg Mall (2)(3)	89%	34,823,294		34,823,294		1,573,857	33,249,437	19,863,934	18,543,792
Cherry Hill Mall	100%	208,077,669		208,077,669		10,761,270	197,316,399	71,445,421	70,518,700
Christiana Power I	100%	39,949,871		39,949,871		5,996,996	33,952,875	—	—
Creekview	100%	19,074,265		19,074,265		3,314,497	15,759,768	—	—
Crest Plaza Shopping Center	100%	16,078,490		16,078,490		2,147,888	13,930,602	—	—
Crossroads Mall	100%	31,889,001		31,889,001		1,753,653	30,135,348	13,885,160	13,296,454
Cumberland Mall	100%	53,626,457		53,626,457		487,533	53,138,924	46,240,510 3,813,015	43,646,661 3,813,015
Dartmouth Mall	100%	57,826,496		57,826,496		12,430,491	45,396,005	67,973,148	67,973,148
Echelon Mall	100%	18,752,432		18,752,432		2,490,547	16,261,885	—	—
Exton Square Mall	100%	144,113,543		144,113,543		8,059,502	136,054,041	103,509,369	97,892,310
Festival at Exton	100%	19,270,661		19,270,661		2,776,752	16,493,909	—	—
Francis Scott Key Mall (3)	89%	61,290,419		61,290,419		2,732,016	58,558,403	34,761,884	32,451,636
Gadsden Mall	100%	49,857,543		49,857,543		338,374	49,519,169	—	—
Jacksonville Mall (3)	100%	66,855,421		66,855,421		3,150,664	63,704,757	26,816,311	25,034,119
Logan Valley Mall (2)(3)	100%	91,277,973		91,277,973		4,933,232	86,344,741	56,612,210	52,849,806
Lycoming Mall (2)(3)	89%	55,543,260		55,543,260		2,434,792	53,108,468	34,761,885	32,451,636
Magnolia Mall (5)	100%	64,679,181		64,679,181		10,195,280	54,483,901	19,386,093	19,386,093
Moorestown Mall	100%	75,470,113		75,470,113		6,565,215	68,904,898	62,389,639	62,389,639
New River Valley Mall (3)	89%	30,406,378		30,406,378		1,397,949	29,008,429	16,884,344	15,762,223
Nittany Mall (2)(3)	89%	39,393,306		39,393,306		1,690,850	37,702,456	29,795,901	27,815,688
North Hanover Mall (2)(3)	89%	28,336,712		28,336,712		1,369,440	26,967,272	19,863,934	18,543,792
Northeast Tower Center (3)	100%	33,176,814		33,176,814		3,779,882	29,396,932	17,380,942	16,225,818
Orlando Fashion Square	100%	108,763,810		108,763,810		1,629,403	107,134,407	—	—
Palmer Park Mall	100%	33,231,642		33,231,642		7,134,124	26,097,518	17,500,193	17,500,193
Patrick Henry Mall (3)	89%	108,864,388		108,864,388		4,433,997	104,430,391	50,156,434	46,823,074
Paxton Towne Centre	100%	53,618,645		53,618,645		6,824,228	46,794,417	—	—
Phillipsburg Mall (3)	89%	48,713,196		48,713,196		2,219,710	46,493,486	29,795,901	27,815,688
Plymouth Meeting Mall	100%	79,817,315		79,817,315		5,094,526	74,722,789	—	—
Schuylkill Mall (2) (4)	100%	8,108,358		8,108,358		—	8,108,358	17,113,872	17,113,872
South Blanding Village	100%	9,504,950		9,504,950		3,495,005	6,009,945	—	—
South Mall (2)(3)	89%	26,995,259		26,995,259		1,244,220	25,751,039	14,897,950	13,907,844
The Commons at Magnolia	100%	9,900,319		9,900,319		1,601,685	8,298,634	—	—
The Gallery at Market East I	100%	48,388,196		48,388,196		2,776,047	45,612,149	—	—
The Gallery at Market East II	100%	28,141,680		28,141,680		802,166	27,339,514	—	—
The Mall at Prince Georges	100%	92,376,675		92,376,675		14,199,394	78,177,281	42,273,130	41,096,688
Uniontown Mall (2)(3)	89%	34,633,265		34,633,265		1,968,395	32,664,870	23,836,721	22,252,550
Valley Mall	100%	86,122,343		86,122,343		4,515,966	81,606,377	—	—
Valley View Mall	100%	60,050,088		60,050,088		2,571,059	57,479,029	37,150,734	36,638,298
Viewmont Mall (2)(3)	89%	76,522,861		76,522,861		3,097,743	73,425,118	29,795,901	27,815,688
Washington Crown Center (2)	89%	42,525,613		42,525,613		3,066,821	39,458,792	—	—
Willow Grove Park	100%	175,332,784		175,332,784		14,024,331	161,308,453	109,273,707	107,899,941
Wiregrass Mall (5)	100%	37,435,634		37,435,634		1,740,798	35,694,836	—	—
Wyoming Valley Mall (2)(3)	100%	91,054,921		91,054,921		3,691,899	87,363,022	56,612,212	52,849,807
Westgate Anchor Pad	100%	3,370,710		3,370,710		—	3,370,710	—	—

Sub-Total Retail Properties		$2,642,044,981		$2,642,044,981		$185,057,960	$2,456,987,021	$1,178,594,598	$1,129,431,672

Office/Industrial Properties
ARA Services, Allentown, PA (6)	100%	$84,610		$84,610		$81,610	$3,000	$—	$—
ARA Services, Pennsauken, NJ (6)	100%	280,223		280,223		171,218	109,005	—	—
Interstate Container Corporation (6)	100%	1,802,271		1,802,271		1,535,165	267,106	—	—
Sears Roebuck & Co. (6)	100%	406,857		406,857		351,478	55,379	—	—
P&S Building	100%	1,502,711		1,502,711		—	1,502,711	—	—

Sub-Total Office/Industrial and Properties		$4,076,672		$4,076,672		$2,139,471	$1,937,201	$—	$—

Land/Development Properties
Lacey	100%	12,572,222		$12,572,222		$—	12,572,222	—	—
New Garden	100%	5,916,165		5,916,165		—	5,916,165	—	—
The Plaza at Magnolia	100%	4,110,471		4,110,471		—	4,110,471	—	—
Land held for development	100%	5,937,674		5,937,674		—	5,937,674	—	—

Sub-Total Land/Development Properties		$28,536,532		$28,536,532		$—	$28,536,532	$—	$—

TOTAL for WHOLLY OWNED PROPERTIES		$2,674,658,185		$2,674,658,185		$187,197,431	$2,487,460,754	$1,178,594,598	$1,129,431,672

TOTAL for PARTNERSHIPS		$272,661,384		$134,686,285		$35,733,665	$98,952,620	$106,387,137	$106,387,137

CORPORATE /LINE OF CREDIT								$431,000,000	$431,000,000

TOTAL for WHOLLY OWNED and PARTNERSHIP PROPERTIES		$2,947,319,569		$2,809,344,470		$222,931,096	$2,586,413,374	$1,715,981,735	$1,666,818,809

Property Name	PREIT’s Share of Mortgage Debt Premium	Current Mortgages Interest Rate		Marked to Market Interest Rate (GAAP)		Annual Mortgage Debt Service	Mortgage Balance at Maturity	Date of Maturity	Notes
Retail Properties
Beaver Valley Mall	$—	7.36%		7.36%		$3,972,402	$42,265,601	2012
Capital City (2)	5,680,644	7.61%		5.50%		4,602,529	47,842,921	2012
Chambersburg Mall (2)(3)	1,320,142	7.43%		4.99%		1,762,666	17,199,298	2008
Cherry Hill Mall	926,721	10.60%		5.00%		9,132,792	70,237,549	2005
Christiana Power I	—	—		—		—	—
Creekview	—	—		—		—	—
Crest Plaza Shopping Center	—	—		—		—	—
Crossroads Mall	588,706	7.39%		5.75%		1,191,103	12,646,534	2008
Cumberland Mall	2,593,849 —	6.50 5.00	% %	5.40 5.00	% %	3,413,167 205,512	38,782,131 —	2012 2017
Dartmouth Mall	—	4.95%		4.95%		4,483,668	57,594,279	2013
Echelon Mall	—	—		—
Exton Square Mall	5,617,059	6.95%		5.00%		8,102,242	93,034,213	2008
Festival at Exton	—	—		—		—	—
Francis Scott Key Mall (3)	2,310,248	7.43%		4.99%		3,084,665	30,098,771	2008
Gadsden Mall	—	—		—		—	—
Jacksonville Mall (3)	1,782,192	7.43%		4.99%		2,379,598	23,219,052	2008
Logan Valley Mall (2)(3)	3,762,404	7.43%		4.99%		5,023,597	49,017,998	2008
Lycoming Mall (2)(3)	2,310,249	7.43%		4.99%		3,084,664	30,098,771	2008
Magnolia Mall (5)	—	8.20%		8.20%		2,597,726	17,782,882	2007
Moorestown Mall	—	4.95%		4.95%		4,115,367	52,863,321	2013
New River Valley Mall (3)	1,122,121	7.43%		4.99%		1,498,266	14,619,403	2008
Nittany Mall (2)(3)	1,980,213	7.43%		4.99%		2,643,998	25,798,946	2008
North Hanover Mall (2)(3)	1,320,142	7.43%		4.99%		1,762,666	17,199,298	2008
Northeast Tower Center (3)	1,155,124	7.43%		4.99%		1,542,332	15,049,385	2008
Orlando Fashion Square	—	—		—		—	—	—
Palmer Park Mall	—	6.77%		6.77%		1,661,220	15,674,394	2009
Patrick Henry Mall (3)	3,333,360	7.43%		4.99%		4,450,730	43,428,226	2008
Paxton Towne Centre	—	—		—		—	—	—
Phillipsburg Mall (3)	1,980,213	7.43%		4.99%		2,643,998	25,798,946	2008
Plymouth Meeting Mall	—	—		—		—	—	—
Schuylkill Mall (2) (4)	—	7.25%		7.25%		N/A	N/A	2008
South Blanding Village	—	—		—		—	—	—
South Mall (2)(3)	990,106	7.43%		4.99%		1,321,999	12,899,473	2008
The Commons at Magnolia	—	—		—		—	—	—
The Gallery at Market East I	—	—		—		—	—	—
The Gallery at Market East II	—	—		—		—	—	—
The Mall at Prince Georges	1,176,442	8.70%		6.80%		4,134,937	39,986,536	2007
Uniontown Mall (2)(3)	1,584,171	7.43%		4.99%		2,115,199	20,639,157	2008
Valley Mall	—	—		—		—	—	—
Valley View Mall	512,436	6.15%		5.75%		2,275,500	34,280,656	2009
Viewmont Mall (2)(3)	1,980,213	7.43%		4.99%		2,643,998	25,798,946	2008
Washington Crown Center (2)	—	—		—		—	—	—
Willow Grove Park	1,373,766	8.39%		6.37%		10,046,933	107,307,726	2006
Wiregrass Mall (5)	—	—		—		—	—	—
Wyoming Valley Mall (2)(3)	3,762,405	7.43%		4.99%		5,023,597	49,017,998	2008
Westgate Anchor Pad	—	—		—		—	—	—

Sub-Total Retail Properties	$49,162,926	7.36%		5.46%		$100,917,071	$1,030,182,411

Office/Industrial Properties
ARA Services, Allentown, PA (6)	$—	—		—		$—	$—	—
ARA Services, Pennsauken, NJ (6)	—	—		—		—	—	—
Interstate Container Corporation (6)	—	—		—		—	—	—
Sears Roebuck & Co. (6)	—	—		—		—	—	—
P&S Building	—	—		—		—	—	—

Sub-Total Office/Industrial and Properties	$—	—		—		$—	$—

Land/Development Properties
Lacey	—	—		—		—	—	—
New Garden	—	—		—		—	—	—
The Plaza at Magnolia	—	—		—		—	—	—
Land held for development	—	—		—		—	—	—

Sub-Total Land/Development Properties	$—	—		—		$—	$—

TOTAL for WHOLLY OWNED PROPERTIES	$49,162,926	7.36%		5.46%		$100,917,071	$1,030,182,411

TOTAL for PARTNERSHIPS	$—	7.46%		7.46%		$10,205,588	$93,987,764

CORPORATE /LINE OF CREDIT	$—

TOTAL for WHOLLY OWNED and PARTNERSHIP PROPERTIES	$49,162,926	7.37%		5.63%		$111,122,659	$1,124,170,176

(1)	Includes development and CIP costs.
(2)	PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.
(3)	Mortgage Debt represents the properties’ allocated portion of the REMIC provided by General Electric Capital Corporation
(4)	In December 2004, the Company completed a modification of the mortgage on Schuylkill Mall. The modification limits the monthly payments to interest plus the excess cash flow from the property after management fees, leasing commissions, and lender-approved capital expenditures. Monthly excess cash flow will accumulate throughout the year in escrow, and an annual principal payment will be made on the last day of each year from this account. All other terms of the loan remained unchanged. Due to the modification, the timing of future principal payment amounts can not be determined.
(5)	In July 2005, the Company completed a mortgage loan refinancing for Magnolia Mall of $66.0 million. The new mortgage has an interest rate of 5.33% and a 2015 maturity date.
(6)	In August 2005, the Company sold its four industrial properties.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

DEBT SCHEDULE of PARTNERSHIP OWNED PROPERTIES

Property Name	PREIT’s Ownership Interest	Total Investment to Date	PREIT’s Investment to Date (1)	PREIT’s Accumulated Depreciation	PREIT’s Depreciated Costs	PREIT’s Share of O/S Mortgage Debt and Mortgage Debt Premium	PREIT’s Share of Mortgage
Retail Properties
Court at Oxford Valley	50%	$55,643,890	$27,821,945	$5,123,599	$22,698,346	$20,924,353	$20,924,353
Laurel Mall (2)	40%	31,505,850	12,602,340	5,146,401	7,455,939	9,040,808	9,040,808
Lehigh Valley Mall	50%	34,355,716	17,177,858	9,958,577	7,219,281	22,709,745	22,709,745
Metroplex Shopping Center	50%	83,912,490	41,956,245	6,799,035	35,157,210	31,632,120	31,632,120
Red Rose Commons	50%	23,883,372	11,941,686	1,816,370	10,125,316	13,506,546	13,506,546
Springfield Park I&II	50%	13,291,878	6,645,939	752,095	5,893,844	1,756,876	1,756,876
Whitehall Mall	50%	30,068,188	15,034,094	6,137,588	8,896,506	6,816,689	6,816,689

Sub-Total Retail Properties		$272,661,384	$133,180,107	$35,733,665	$97,446,442	$106,387,137	$106,387,137

Construction in Progress/Development
Pavilion at Market East	50%	N/A	$1,506,178	$—	$1,506,178	$—	$—

Sub-Total Properties Under Development		$—	$1,506,178	$—	$1,506,178	$—	$—

TOTAL for PARTNERSHIPS		$272,661,384	$134,686,285	$35,733,665	$98,952,620	$106,387,137	$106,387,137

Property Name	PREIT’s Share of Mortgage Debt Premium	Current Mortgages Interest Rate	Annual Mortgage Debt Service	Mortgage Balance at Maturity	Date of Maturity	Notes
Retail Properties
Court at Oxford Valley	$—	8.02%	$2,319,426	$15,666,965	2011
Laurel Mall (2)	—	6.00%	661,904	7,819,521	2013
Lehigh Valley Mall	—	7.90%	2,479,260	21,750,439	2006
Metroplex Shopping Center	—	7.25%	2,680,953	28,784,676	2011
Red Rose Commons	—	7.66%	1,220,048	12,425,422	2009
Springfield Park I&II	—	7.79%	202,561	1,411,804	2010
Whitehall Mall	—	6.77%	641,436	6,128,937	2008

Sub-Total Retail Properties	$—	7.46%	$10,205,588	$93,987,764

Construction in Progress/Development
Pavilion at Market East	$—	—	$—	$—

Sub-Total Properties Under Development	$—	—	$—	$—

TOTAL for PARTNERSHIPS	$—	7.46%	$10,205,588	$93,987,764

(1)	Includes development and CIP costs.
(2)	In July 2005, the Company sold its ownership interest in Laurel Mall.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

Amortization of Debt Premium Schedule (1)

	Scheduled Amortization of Premium	Debt Premium Balance
Q2 05	$4,871,898	$49,162,926
Q3 05	4,851,711	44,311,215
Q4 05	3,902,278	40,408,937
Q1 06	3,707,638	36,701,299
Q2 06	3,364,389	33,336,910
Q3 06	3,348,669	29,988,241
Q4 06	3,324,908	26,663,333
Q1 07	3,300,910	23,362,423
Q2 07	3,299,681	20,062,742
Q3 07	3,135,723	16,927,019
Q4 07	3,110,838	13,816,181
Q1 08	3,093,316	10,722,865
Q2 08	3,083,019	7,639,846
Q3 08	3,017,091	4,622,755
Q4 08	596,438	4,026,317
Q1 09	320,666	3,705,651
Q2 09	334,270	3,371,381
Q3 09	332,872	3,038,509
Q4 09	295,072	2,743,437
Q1 10	286,447	2,456,990
Q2 10	299,845	2,157,145
Q3 10	298,489	1,858,656
Q4 10	289,844	1,568,812
Q1 11	281,258	1,287,554
Q2 11	294,287	993,267
Q3 11	292,828	700,439
Q4 11	284,220	416,219
Q1 12	215,864	200,355
Q2 12	88,293	112,062
Q3 12	87,817	24,245
Q4 12	24,245	—

	$54,034,824

(1)	The above schedule assumes that PREIT continues to own the corresponding properties throughout the period presented and that no refinancings occur to pay off the debt on those properties. The above schedule also assumes that PREIT does not acquire additional properties with above or below market debt in place where adjustments would be made to reflect a debt premium or discount.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

DEBT ANALYSIS

Outstanding Debt (1)

	Fixed Rate	% of Total Indebtedness	Floating Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Wholly Owned

Mortgage Notes Payable	$1,178,594,598	68.7%	$—	0.0%	$1,178,594,598	68.7%
Partnerships (at PREIT’s share)
Mortgage Notes Payable	106,387,137	6.2%	—	0.0%	106,387,137	6.2%
Corporate
Revolving Line of Credit	—	0.0%	431,000,000	25.1%	431,000,000	25.1%

TOTAL OUTSTANDING DEBT	1,284,981,735		431,000,000		1,715,981,735

SWAP	—		—		—

TOTAL DEBT AFTER HEDGE	$1,284,981,735	74.9%	$431,000,000	25.1%	$1,715,981,735	100.0%

(1)	Includes mark to market of debt.

Weighted Average Interest Rates

	Principal Balance	Weighted Average Interest Rate
Fixed Rate Debt	$1,235,818,809	7.37%
Mortgage Debt Premium	49,162,926	N/A
Floating Rate Debt	431,000,000	4.07%

TOTAL	$1,715,981,735	6.51%

Mortgage Maturity Schedule (1)

Year	Mortgage Balance at Maturity	% of Debt Expiring	Cumulative % of Debt Expiring
2005	70,237,549	6.2%	6.2%
2006	129,058,165	11.5%	17.7%
2007	57,769,418	5.1%	22.9%
2008	511,693,352	45.5%	68.4%
2009	62,380,472	5.5%	73.9%
2010	1,411,804	0.1%	74.1%
2011	44,451,641	4.0%	78.0%
2012	128,890,653	11.5%	89.5%
2013	118,277,121	10.5%	100.0%
Thereafter	—	—	100.0%

	$1,124,170,176	100.0%

(1)	The average period to mortgage maturity is 4.4 years.

Interest Rate Hedging Instruments (1)

	Notional Amount	Blended Rate	Expected Settlement Date
SWAP	$120,000,000	4.69%	10/31/2007
SWAP	$250,000,000	4.80%	12/10/2008

(1)	On June 7, 2005 The Company announced that it had entered into interest rate swap agreements to hedge interest rates on $370 million of future debt.

Average Debt Balance

		Mortgage Debt (1)	Line of Credit & Bank Loans	REMIC (1)	TOTAL
Beginning Balance	3/31/2005	$841,224,076	$402,000,000	$466,321,271	$1,709,545,438
Disposition- Home Depot Parcel	5/2/2005	(12,500,000)		—	(12,500,000)
Working Capital	6/15/2005		17,000,000	—	17,000,000
Working Capital	6/30/2005		12,000,000	—	12,000,000
Debt Amortization (2)	6/30/2005	(5,578,805)	—	(4,484,807)	(10,063,612)

Ending Balance	6/30/2005	$823,145,271	$431,000,000	$461,836,464	$1,715,981,735

Weighted Average Balance		$833,119,680	$404,802,198	$466,321,271	$1,704,243,149

(1)	Includes mark to market of debt.
(2)	Includes the amortization of debt premium.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

DEBT RATIOS(1)

	6/30/2005	6/30/2004
Total Liabilities to Gross Asset Value
Ratio of Total Liabilities(2) to Gross Asset Value(3)(4) less than or equal to 0.65 to 1.00.
Total Liabilities	$1,755,793,780	$1,610,383,019
Gross Asset Value	$3,569,285,762	$3,105,246,953
Ratio	49.19%	51.86%

EBITDA to Interest Expense
Ratio of EBITDA(5) to Interest Expense(6) greater than or equal to 1.90 to 1.00.
EBITDA	$251,676,707	$186,087,656
Interest Expense	$107,142,264	$85,026,790
Ratio	2.35	2.19

Adjusted EBITDA to Fixed Charges
Ratio of Adjusted EBITDA(7) to Fixed Charges(8) greater than or equal to 1.50 to 1.00.
Adjusted EBITDA	$250,446,926	$184,384,301
Fixed Charges	$143,965,407	$109,871,886
Ratio	1.74	1.68

Secured Indebtedness to Gross Asset Value
Ratio of Secured Indebtedness(9) to Gross Asset Value(3) (4) less than or equal to 0.60 to 1.00.
Secured Indebtedness	$1,235,818,809	$1,310,372,560
Gross Asset Value	$3,569,285,762	$3,105,246,953
Ratio	34.62%	42.20%

(1)	Debt ratios are based on loan covenants included in the Company’s Credit Facility, led by Wells Fargo Bank National Association, which was effective as of November 20, 2003 and as amended on January 31, 2005.
(2)	Total Liabilities defined as: Total PREIT consolidated GAAP liabilities plus certain letters of credit and other off balance sheet liabilities.
(3)	For the 6/30/2004 calculation Gross Asset Value was defined as: The sum of (i) Adjusted NOI for all Properties of PREIT, its subsidiaries and unconsolidated affiliates (excluding adjusted NOI for development and major redevelopment Property and the non-core properties) for the previous rolling four quarter period, capitalized at 9.00%, plus (ii) cash and cash equivalents plus (iii) all accounts receivable net of reserves plus (iv) book value of Property upon which construction is in progress and land held for development plus (v) development costs plus (vi) adjusted NOI for major redevelopment Property for the recent fiscal quarter (excluding those acquired or disposed of during such quarter) multiplied by 4 and capitalized at 9.00% plus (vii) redevelopment and predevelopment costs plus (viii) the purchase price of Property purchased in the last 2 fiscal quarters (excluding Crown properties) plus (ix) greater of PREIT’s:

(a) ownership share or (b) recourse share of book value of construction in progress of unconsolidated affiliates plus (x) purchase price of Property by PREIT and its subsidiaries subject to purchase obligations, purchase obligations, forward commitments and unfunded obligations plus (xi) adjusted NOI for all non-core properties for the previous rolling four quarters capitalized at 11.00%. Capitalized terms used in this footnote shall have the meanings ascribed to such terms in the Credit Agreement.

(4)	For the 6/30/2005 calculation Gross Asset Value is defined as: The sum of (i) Adjusted NOI for all Properties of PREIT, its subsidiaries and unconsolidated affiliates (excluding adjusted NOI for development and major redevelopment Property) for the previous rolling four quarter period, capitalized at 8.25%, plus (ii) cash and cash equivalents plus (iii) all accounts receivable net of reserves plus (iv) book value of Property upon which construction is in progress and land held for development plus (v) development costs plus (vi) adjusted NOI for major redevelopment Properties for the recent fiscal quarter (excluding those acquired or disposed of during such quarter) multiplied by 4 and capitalized at 8.25% plus (vii) redevelopment and predevelopment costs plus (viii) the purchase price of Property purchased in the last 2 fiscal quarters plus (ix) greater of PREIT’s:

(a) ownership share or (b) recourse share of book value of construction in progress of unconsolidated affiliates plus (x) purchase price of Property by PREIT and its subsidiaries subject to purchase obligations, purchase obligations, forward commitments and unfunded obligations. Capitalized terms used in this footnote shall have the meanings ascribed to such terms in the Credit Agreement.

(5)	EBITDA defined as: Rolling four quarters of net earnings (loss) of the Company before minority interests and distributions to holders of Preferred Stock, plus the sum of (i) depreciation and amortization expense and other non-cash charges, plus (ii) interest expense, plus (iii) all provisions for income taxes, minus (plus) (iv) extraordinary gains (losses), plus (v) the greater of (a) ownership share or (b) recourse share of EBITDA of unconsolidated affiliates.
(6)	Interest Expense defined as: All paid, accrued or capitalized interest expense excluding capitalized interest funded from construction loans plus the greater of (a) ownership share or (b) recourse share of all paid, accrued or capitalized interest expense of unconsolidated affliliates.
(7)	Adjusted EBITDA defined as: EBITDA plus ground rent payments minus the Reserve for Replacements for all Properties.
(8)	Fixed Charges defined as: Interest Expense plus regularly scheduled principal payments on Indebtedness other than any balloon, bullet or similar principal payment on any Indebtedness plus preferred dividends payments plus ground rent payments.
(9)	Secured Indebtedness defined as: (a) Aggregated principal amount of all Indebtedness that is secured by any Lien and (b) Indebtedness under a Guaranty of the Secured Indebtedness of another.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

PORTFOLIO SUMMARY – RETAIL

(Ordered by State)

Retail Properties (1)	City	State	Property Subtype	Management Status	Property Status	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation
Wiregrass Commons	Dothan	AL	Enclosed Mall	PREIT	Existing	100%	2003	1986/1999	6
Gadsden Mall	Gadsden	AL	Enclosed Mall	PREIT	New	100%	2005	1974/1990	15
Christiana Power Center I	Newark	DE	Power Center	PREIT	Existing	100%	1998	1998	7
South Blanding Village	Jacksonville	FL	Strip Center	PREIT	Existing	100%	1988/1990	1986	19
Orlando Fashion Square	Orlando	FL	Enclosed Mall	PREIT	New	100%	2004	1973/2003	2
Francis Scott Key Mall (2)	Frederick	MD	Enclosed Mall	PREIT	Existing	89%	2003	1978/1991	14
Valley Mall	Hagerstown	MD	Enclosed Mall	PREIT	Existing	100%	2003	1974/1999	6
The Mall at Prince Georges	Hyattsville	MD	Enclosed Mall	PREIT	Existing	100%	1998	1959/2004	0
Dartmouth Mall	Dartmouth	MA	Enclosed Mall	PREIT	Existing	100%	1997	1971/2000	5
Cherry Hill Mall	Cherry Hill	NJ	Enclosed Mall	PREIT	Existing	100%	2003	1961/1990	15
Moorestown Mall	Moorestown	NJ	Enclosed Mall	PREIT	Existing	100%	2003	1963/2000	5
Phillipsburg Mall	Phillipsburg	NJ	Enclosed Mall	PREIT	Existing	89%	2003	1989/2003	2
Cumberland Mall	Vineland	NJ	Enclosed Mall	PREIT	New	100%	2005	1973/2003	2
Echelon Mall	Voorhees	NJ	Enclosed Mall	PREIT	Existing	100%	2003	1970/1998	7
Jacksonville Mall	Jacksonville	NC	Enclosed Mall	PREIT	Existing	100%	2003	1981/1998	7
Crest Plaza Shopping Center	Allentown	PA	Strip Center	PREIT	Existing	100%	1964	1959/2003	2
Lehigh Valley Mall	Allentown	PA	Enclosed Mall	Third Party	Existing	50%	1973	1977/1996	9
South Mall (2)	Allentown	PA	Enclosed Mall	PREIT	Existing	89%	2003	1975/1992	13
Whitehall Mall	Allentown	PA	Power Center	Third Party	Existing	50%	1964	1964/1998	7
Logan Valley Mall (2)	Altoona	PA	Enclosed Mall	PREIT	Existing	100%	2003	1960/1997	8
Capital City Mall (2)	Camp Hill	PA	Enclosed Mall	PREIT	Existing	100%	2003	1974/1998	7
Chambersburg Mall (2)	Chambersburg	PA	Enclosed Mall	PREIT	Existing	89%	2003	1982	23
Palmer Park Mall	Easton	PA	Enclosed Mall	PREIT	Existing	100%	1972/2003	1972/1998	7

Retail Properties (1)	Owned GLA (anchors)	Owned GLA (non- anchors)	TOTAL Owned GLA	Space Not Owned (Name/ GLA)		TOTAL Property GLA	Anchors / Majors Tenants	Lease Expiration
Wiregrass Commons	—	229,713	229,713	Dillard’s JC Penney McRaes Parisian	403,163	632,876	Dillard’s JC Penney McRaes Parisian	N/A N/A N/A N/A
Gadsden Mall	274,060	203,369	477,429		—	477,429	Belk McRae’s Sears	2/19/11 7/31/14 3/5/09
Christiana Power Center I	190,814	111,595	302,409		—	302,409	Costco Dick’s Sporting Gds	1/31/19 11/30/13
South Blanding Village	73,921	32,736	106,657		—	106,657	Staples Food Lion	9/30/08 7/31/08
Orlando Fashion Square	491,999	436,317	928,316	Sears	155,576	1,083,892	Burdines-Macy’s Dillard’s JC Penney Sears	10/31/71 1/31/14 4/30/13 N/A
Francis Scott Key Mall (2)	291,620	275,446	567,066	Hecht’s	139,333	706,399	Hecht’s Sears JC Penney Value City	N/A 7/31/08 5/31/06 6/30/10
Valley Mall	294,348	364,960	659,308	Sears Hecht’s	243,400	902,708	Sears JC Penney Bon-Ton Hecht’s	N/A 10/3/09 1/31/14 N/A
The Mall at Prince Georges	479,619	355,911	835,530		—	835,530	JC Penney Hecht’s Target	7/31/06 10/31/08 1/31/10
Dartmouth Mall	208,460	322,132	530,592	Filene’s	140,000	670,592	JC Penney Sears Filene’s	7/31/09 4/12/16 N/A
Cherry Hill Mall	—	523,314	523,314	JC Penney Macy’s Strawbridge’s	740,770	1,264,084	JC Penney Macy’s Strawbridge’s	N/A N/A N/A
Moorestown Mall	408,356	316,543	724,899	Lord & Taylor Strawbridge’s	321,200	1,046,099	Boscov’s Lord & Taylor Sears Strawbridge’s	10/31/10 N/A 10/5/22 N/A
Phillipsburg Mall	326,170	242,733	568,903		—	568,903	Bon-Ton JC Penney Sears Kohl’s	1/31/10 3/31/10 4/30/09 1/31/25
Cumberland Mall	438,706	364,810	803,516	BJ’s	117,889	921,405	Boscov’s Home Depot JC Penney Value City	10/31/95 10/31/19 11/30/08 7/31/08
Echelon Mall	297,323	433,195	730,518	Boscov’s Strawbridge’s	396,783	1,127,301	Boscov’s Strawbridge’s	N/A N/A
Jacksonville Mall	242,115	231,762	473,877		—	473,877	Belk JC Penney Sears	8/21/11 8/31/10 8/4/11
Crest Plaza Shopping Center	53,445	60,826	114,271	Target	143,130	257,401	Weis Market Target	1/31/07 N/A
Lehigh Valley Mall	212,000	463,416	675,416	JC Penney Strawbridge’s Firestone	371,986	1,047,402	Macy’s JC Penney Strawbridge’s	7/31/12 N/A N/A
South Mall (2)	188,858	214,884	403,742		—	403,742	Bon-Ton Stein Mart Steve & Barry’s	1/28/11 10/31/06 1/31/11
Whitehall Mall	294,635	231,750	526,385		—	526,385	Kohl’s Sears Bed, Bath & Beyond	3/9/07 9/18/11 1/31/10
Logan Valley Mall (2)	454,387	327,248	781,635		—	781,635	JC Penney Kaufmann’s Sears	6/30/17 1/31/10 10/31/16
Capital City Mall (2)	204,301	284,434	488,735	Hecht’s	120,000	608,735	JC Penney Hecht’s Sears	11/30/10 N/A 7/28/09
Chambersburg Mall (2)	241,690	212,251	453,941		—	453,941	Bon-Ton JC Penney Sears Value City	1/28/11 3/31/12 2/9/10 2/28/07
Palmer Park Mall	314,235	139,342	453,577		—	453,577	Bon-Ton Boscov’s	7/25/14 10/31/18

PAGE 18A

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

PORTFOLIO SUMMARY – RETAIL

(Ordered by State)

Retail Properties (1)	City	State	Property Subtype	Management Status	Property Status	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation
Exton Square Mall	Exton	PA	Enclosed Mall	PREIT	Existing	100%	2003	1973/2000	5
Festival at Exton	Exton	PA	Strip Center	PREIT	Existing	100%	1998	1991	14
North Hanover Mall (2)	Hanover	PA	Enclosed Mall	PREIT	Existing	89%	2003	1967/1999	6
Paxton Towne Centre	Harrisburg	PA	Power Center	PREIT	Existing	100%	1999	2001	4
Laurel Mall (3)	Hazleton	PA	Enclosed Mall	Third Party	Existing	40%	1988	1973/1995	10
Red Rose Commons	Lancaster	PA	Power Center	Third Party	Existing	50%	1998	1998	7
The Court at Oxford Valley	Langhorne	PA	Power Center	Third Party	Existing	50%	1997	1996	9
Beaver Valley Mall	Monaca	PA	Enclosed Mall	PREIT	Existing	100%	2002	1970/1991	14
Lycoming Mall (2)	Pennsdale	PA	Enclosed Mall	PREIT	Existing	89%	2003	1978/1990	15
Northeast Tower Center	Philadelphia	PA	Power Center	PREIT	Existing	100%	1998/1999	1997/1998	7
The Gallery at Market East I (4)	Philadelphia	PA	Enclosed Mall	PREIT	Existing	100%	2003	1977/1990	15
The Gallery at Market East II (4)	Philadelphia	PA	Enclosed Mall	PREIT	New	100%	2004	1984	21
Plymouth Meeting Mall	Plymouth Meeting	PA	Enclosed Mall	PREIT	Existing	100%	2003	1966/1999	6
Metroplex Shopping Center	Plymouth Meeting	PA	Power Center	Third Party	Existing	50%	1999	2001	4
Viewmont Mall (2)	Scranton	PA	Enclosed Mall	PREIT	Existing	89%	2003	1968/1996	9
Springfield Park I & II	Springfield	PA	Strip Center	PREIT	Existing	50%	1997/1998	1997/1998	7
Nittany Mall (2)	State College	PA	Enclosed Mall	PREIT	Existing	89%	2003	1968/1990	15
Uniontown Mall (2)	Uniontown	PA	Enclosed Mall	PREIT	Existing	89%	2003	1972/1990	15
Creekview Shopping Center	Warrington	PA	Power Center	PREIT	Existing	100%	1999	2001	4

Retail Properties (1)	Owned GLA (anchors)	Owned GLA (non-anchors)	TOTAL Owned GLA	Space Not Owned (Name/GLA)		TOTAL Property GLA	Anchors / Majors Tenants	Lease Expiration
Exton Square Mall	440,301	369,955	810,256	Strawbridge’s K-Mart	277,468	1,087,724	Boscov’s JC Penney K-Mart Sears Strawbridge’s	10/31/19 5/31/20 N/A 1/31/20 N/A
Festival at Exton	60,425	84,618	145,043		—	145,043	Sears Hardware	8/18/2005
North Hanover Mall (2)	288,177	164,903	453,080		—	453,080	Bon-Ton JC Penney Black Rose Antiques Sears	1/31/06 1/31/11 N/A 11/30/09
Paxton Towne Centre	151,627	292,856	444,483	Target Costco	273,058	717,541	Target Kohl’s Weis Markets Costco	N/A 1/25/21 11/30/20 N/A
Laurel Mall (3)	350,323	209,300	559,623		—	559,623	Boscov’s K-Mart JC Penney	4/30/08 8/31/19 10/31/09
Red Rose Commons	—	263,452	263,452	Weis Markets Home Depot	199,590	463,042	Weis Markets Home Depot	N/A N/A
The Court at Oxford Valley	176,831	280,032	456,863	Home Depot BJ’s	247,623	704,486	Best Buy BJ’s Dick’s Sporting Gds Home Depot Linens N Things	12/31/11 N/A 4/15/11 N/A 2/14/17
Beaver Valley Mall	511,267	430,773	942,040	Kaufmann’s	204,770	1,146,810	Boscov’s JC Penney Sears Kaufmann’s	9/30/18 9/30/17 8/15/06 N/A
Lycoming Mall (2)	321,441	341,551	662,992	Kaufmann’s	120,000	782,992	Bon-Ton JC Penney Kaufman’s Sears Value City	7/31/06 10/31/10 N/A 7/31/08 7/31/08
Northeast Tower Center	119,388	182,521	301,909	Raymour & Flanigan Home Depot	175,311	477,220	Home Depot Petsmart Raymour & Flanigan Wal-Mart	N/A 2/28/12 N/A 1/31/14
The Gallery at Market East I (4)		193,365	193,365		—	193,365	K-Mart Strawbridge’s	N/A N/A
The Gallery at Market East II (4)	127,271	194,432	321,703		—	321,703	Burlington Coat Factory	2/28/2032
Plymouth Meeting Mall	185,000	413,529	598,529	Strawbridge’s	214,635	813,164	AMC Theater Boscov’s Strawbridge’s	12/31/18 10/31/16 N/A
Metroplex Shopping Center	67,185	410,276	477,461	Target Lowe’s	300,729	778,190	Target Lowe’s Giant	N/A N/A 2/28/21
Viewmont Mall (2)	386,262	237,039	623,301	Kaufmann’s	120,000	743,301	JC Penney Sears Kauffmann’s	10/31/10 12/31/10 N/A
Springfield Park I & II	83,539	43,432	126,971	Target	145,669	272,640	Target Bed, Bath & Beyond LA Fitness	N/A 1/31/09 3/31/17
Nittany Mall (2)	221,462	215,783	437,245	Kaufmann’s	95,000	532,245	Bon-Ton JC Penney Kaufmann’s Sears	1/31/08 7/31/10 N/A 8/31/10
Uniontown Mall (2)	421,378	277,174	698,552		—	698,552	Bon-Ton JC Penney Roomful Express Furn. Sears Teletech Customer Care Value City	1/31/11 10/31/10 3/26/10 2/25/08 6/28/08 7/31/07
Creekview Shopping Center	—	136,086	136,086	Target Lowe’s	288,916	425,002	Target Lowe’s Genuardi’s	N/A N/A 12/31/21

PAGE 18B

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

PORTFOLIO SUMMARY--RETAIL

(Ordered by State)

Retail Properties (1)	City	State	Property Subtype	Management Status	Property Status	Ownership Interest	Date Acquired	Year Built/ Last Renovated	Years Since Renovation
Washington Crown Center (2)	Washington	PA	Enclosed Mall	PREIT	Existing	89%	2003	1969/1999	6
Wyoming Valley Mall (2)	Wilkes-Barre	PA	Enclosed Mall	PREIT	Existing	100%	2003	1974/1995	10
Willow Grove Park	Willow Grove	PA	Enclosed Mall	PREIT	Existing	100%	2000/2003	1982/2001	4
Magnolia Mall	Florence	SC	Enclosed Mall	PREIT	Existing	100%	1997	1979/1992	12
The Commons at Magnolia	Florence	SC	Strip Center	PREIT	Existing	100%	1999	1991/2002	3
New River Valley Mall	Christiansburg	VA	Enclosed Mall	PREIT	Existing	89%	2003	1988	17
Patrick Henry Mall	Newport News	VA	Enclosed Mall	PREIT	Existing	89%	2003	1988/1999	6
Crossroads Mall	Beckley	WV	Enclosed Mall	PREIT	Existing	100%	2003	1981	24
Valley View Mall	La Crosse	WI	Enclosed Mall	PREIT	Existing	100%	2003	1980/2001	4
Properties Held For Sale
Schuylkill Mall (2)	Frackville	PA	Enclosed Mall	PREIT	Existing	100%	2003	1980/1991	14
TOTAL ASSETS HELD FOR SALE
TOTAL CONTINUING PROPERTIES
TOTAL WHOLLY OWNED
TOTAL PARTNERSHIP
TOTAL FOR Wholly Owned and Partnerships
AVERAGE FOR Wholly Owned and Partnerships									9.31

Retail Properties (1)	Owned GLA (anchors)	Owned GLA (non- anchors)	TOTAL Owned GLA	Space Not Owned (Name/ GLA)		TOTAL Property GLA	Anchors / Majors Tenants	Lease Expiration
Washington Crown Center (2)	245,401	288,175	533,576	Kaufmann’s	140,095	673,671	Sears Bon-Ton Gander Kaufmann’s	8/17/09 1/31/10 7/24/13 N/A
Wyoming Valley Mall (2)	592,110	319,291	911,401		—	911,401	Bon-Ton JC Penney Sears Kaufmann’s	1/31/07 1/31/07 8/1/06 1/31/07
Willow Grove Park	225,000	336,369	561,369	Sears Bloomingdale’s Strawbridge	641,861	1,203,230	Sears Bloomingdale’s Strawbridge’s Macy’s	N/A N/A N/A 1/31/22
Magnolia Mall	343,118	221,869	564,987		—	564,987	Belk Best Buy JC Penney Sears	1/31/06 1/31/13 3/31/07 10/16/09
The Commons at Magnolia	51,574	52,915	104,489	Target	126,200	230,689	Goody’s Target	5/31/12 N/A
New River Valley Mall	240,306	187,849	428,155		—	428,155	Belk JC Penney Sears	4/19/08 3/31/08 8/2/08
Patrick Henry Mall	294,369	232,620	526,989	Hecht’s	140,000	666,989	Dillard’s JC Penney Hecht’s	4/30/08 10/31/15 N/A
Crossroads Mall	256,248	192,354	448,602		—	448,602	Sears JC Penney Belk	3/31/11 12/31/11 11/4/08
Valley View Mall	96,357	236,213	332,570	Herberger’s Marshall Fields Sears	254,596	587,166	JC Penney Herberger’s Marshall Fields Sears	7/31/10 N/A N/A N/A
Properties Held For Sale
Schuylkill Mall (2)	346,990	318,761	665,751	Bon-Ton	60,916	726,667	K-Mart Sears Bon-Ton Black Diamond Antiques	10/31/10 10/31/10 N/A 12/31/04
TOTAL ASSETS HELD FOR SALE	346,990	318,761	665,751	—	60,916	726,667
TOTAL CONTINUING PROPERTIES	12,237,422	13,187,419	25,424,841	—	7,258,751	32,683,592
TOTAL WHOLLY OWNED	11,399,899	11,604,522	23,004,421		6,054,070	29,058,491
TOTAL PARTNERSHIP	1,184,513	1,901,658	3,086,171		1,265,597	4,351,768
TOTAL FOR Wholly Owned and Partnerships	12,584,412	13,506,180	26,090,592		7,319,667	33,410,259
AVERAGE FOR Wholly Owned and Partnerships

Summary of Properties for Wholly Owned and Partnership Properties

Enclosed Mall	PREIT Managed	Existing	Wholly owned
38	45	48	44

Power Center	Third Party Managed	New	Joint Venture
8	6	3	7

Strip Center
5

51	51	51	51

Summary of Total Owned GLA for Wholly Owned and Partnerships Properties

Enclosed Mall	PREIT Managed	Existing	Wholly Owned	Top 5 assets as a percentage of Total
22,584,113	23,131,392	23,559,628	23,004,421	17.0%

Power Center	Third Party Managed	New	Partnerships	Top asset as a percentage of Total Owned GLA:
2,909,048	2,959,200	Redevelopment	3,086,171	3.6%
Strip Center		2,530,964
597,431		—

26,090,592	26,090,592	26,090,592	26,090,592

(1)	Does not include Westgate Anchor pad in Bethlehem, PA of 108,100 sf leased to Bon-Ton with expiration date of 11/23/2010
(2)	PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.
(3)	In July 2005, PREIT sold its ownership interest in Laurel Mall.
(4)	The Gallery at Market East I & The Gallery at Market East II were counted as one property.

PAGE 18C

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

QUARTERLY ACTIVITY

Property Acquisitions/Dispositions Summary

Name of Project, Location		Square Feet/Acres	Ownership Interest	Date or Expected Date Acquired, Completed, or Sold	Total Cost or Price	PREIT’s Cost or Price	Expected NOI Cap (1)	Major Tenants
Acquisitions:
Lacey, Ocean County, NJ	Acres	43	100%	2Q05	$9,000,000	$9,000,000	N/A	Home Depot
New Garden, Chester County, PA		28	100%	2Q05	4,300,000	4,300,000	N/A	Home Depot

	Acres	71			$13,300,000	$13,300,000

TOTAL ACQUISITIONS

Pending Acquisitions:
Land at New River Valley, Christiansburg, VA (2)	Acres	16	100%	3Q05	$4,000,000	$4,000,000	N/A

TOTAL PENDING ACQUISITIONS	Acres	16			$4,000,000	$4,000,000
Divestitures
Home Depot Parcel, Philadelphia, PA	Acres	14	100%	2Q05	$12,500,000	$12,500,000	N/A	Home Depot

TOTAL DIVESTITURES	Acres	14			$12,500,000	$12,500,000

Pending Divestitures:
Laurel Mall, Hazleton, Pennsylvania (3)		559,623	40%	3Q05	$33,500,000	$13,400,000	10.0%	Boscov’s, K-Mart, JC Penney

Industrial Properties (ARA Services, Allentown, PA, ARA Services, Pennsauken, NJ, Interstate Container Corporation, Sears Pennsauken) (4)	Square Feet	254,791	100%	3Q05	4,300,000	4,300,000	N/A
Schuylkill Mall, Frackville, Pennsylvania		726,667	100%	N/A	N/A	N/A	N/A	Bon-Ton, K-Mart, Sears

TOTAL PENDING DIVESTITURES	Square Feet	1,541,081			$37,800,000	$17,700,000

(1)	Expected NOI Cap is defined as PREIT’s share of NOI in the year of stabilization divided by PREIT’s share of the investment, except in the case of partner buyout.
(2)	In August 2005, The Company acquired 15.7 acres of land in New River Valley.
(3)	In July 2005, The Company sold its ownership interest in Laurel Mall.
(4)	In August 2005, The Company sold its industrial properties.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

Development Activity

NAME OF PROJECT	LOCATION	PROPERTY TYPE	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	TOTAL PROJECTED COST (1)	PREIT’s SHARE OF COST	PREIT’s SHARE OF INVESTMENT TO DATE	EXPECTED STABILIZED NOI CAP	CONST START DATE
Christiana Power Center (Phase II) (2)	Newark, DE	N/A	N/A	N/A	N/A	$4,800,000	N/A	N/A
Lacey (3)	Ocean County, NJ	Power Center	290,000	36,800,000	27,800,000	12,600,000	7.8%	4Q05
New Garden	New Garden Twp, PA	Power Center	N/A	N/A	N/A	5,900,000	N/A	N/A
The Plaza at Magnolia	Florence, SC	Power Center	240,000	15,900,000	11,500,000	4,100,000	11.0%	1Q06
Valley View Downs	South Beaver Twp, PA	Land	300,000	N/A	10,000,000	1,100,000	(4)	2Q06
Pavilion at Market East (5)	Philadelphia, PA	Land	N/A	N/A	N/A	1,500,000	N/A	N/A
New River Valley Retail Center	Christiansburg, VA	Power Center	150,000	23,500,000	23,500,000	100,000	9.5%	4Q06

Total Development Activity			980,000	$76,200,000	$72,800,000	$30,100,000	9.0%

NAME OF PROJECT	DATE OF INITIAL OCCUPANCY	EXPECTED DATE OF COMPLETION	STATUS	% COMP.	% LEASED	% OCCUPIED	ANCHORS/ MAJOR TENANTS	PREIT’s SHARE
Christiana Power Center (Phase II) (2)	N/A	N/A	Sold	N/A	N/A	N/A	N/A	N/A
Lacey (3)	4Q06	1Q07	Predevelopment	45%	46%	0%	Home Depot	100%
New Garden	N/A	N/A	Predevelopment	N/A	N/A	0%	TBD	100%
The Plaza at Magnolia	4Q06	3Q07	Predevelopment	36%	0%	0%	Home Depot	100%
Valley View Downs	2Q08	2Q08	Predevelopment	11%	N/A	0%	Valley View Downs	N/A
Pavilion at Market East (5)	N/A	N/A	Predevelopment	N/A	N/A	0%	TBD	50%
New River Valley Retail Center	3Q07	1Q08	Predevelopment	0%	0%	0%	TBD	100%
Total Development Activity

(1)	GLA & total project cost include tenants that purchased their respective land; therefore, the % leased & occupied will also include these tenants.
(2)	In May 2005, the partnership that owns the site entered into a settlement agreement with the Delaware Department of Transportation and its Secretary providing for the sale of the approximately 111 acres on which the partnership’s Christiana Phase II project would have been built for $17 million. In July 2005, the property was sold to the Delaware Department of Transportation and $17 million was received by the partnership. The Company and its partners are currently in discussions with respect to the allocation of these funds. The Company expects that it will receive reimbursement for the approximately $4.75 million of costs and expenses incurred previously in connection with the Christiana Phase II project. Pending the completion of negotiations with its partners, the Company is not in a position to estimate the allocation of the balance of the monies to be paid by the Delaware Department of Transportation.
(3)	Home Depot is expected to open in 4Q06 with the balance of the Shopping Center to open during the 1Q07.
(4)	On October 7, 2004, PREIT filed a Current Report on Form 8-K to report that it had entered into a binding memorandum of understanding with Valley View Downs, LP and Centaur Pennsylvania, LLC which contemplates that PREIT will manage the development of a harness racetrack and a casino accommodating up to 3,000 slot machines on an approximately 218 acre property located 35 miles northwest of Pittsburgh, Pennsylvania. Until three months following the commencement of Alternative Gaming operations at the Property (the “Payment Commencement Date”), rent will accrue at 10% per year on the aggregate payments made by PREIT to the Partnership and in respect of Acquisition Costs. Beginning at the Payment Commencement Date, rental payments to PREIT will be $3 million per year for each of the first two years following the Payment Commencement Date, $4 million for the third year thereafter, $5 million for the fourth year thereafter, and for the remainder of the term of the Lease, as the term may be extended, $5 million per year, subject to annual adjustments for the fifth and subsequent years based upon increases in the consumer price index. A pro rata portion of the rent accrued prior to the Payment Commencement Date will be paid in monthly installments over the 117 months following the Payment Commencement Date.
(5)	The Partnership’s original development plans for the Pavilion at Market East are under review. The Company retains a 50% interest in the partnership.

Redevelopment Activity (1) (2)

NAME OF PROJECT	LOCATION	PROPERTY TYPE	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	TOTAL PROJECTED COST (1)	PREIT’s SHARE OF COST	PREIT’s SHARE OF INVESTMENT TO DATE	EXPECTED STABILIZED NOI CAP
Capital City Mall	Camp Hill, PA	Enclosed Mall	640,000	11,300,000	11,300,000	2,400,000	10.8%
Cumberland Mall	Vineland, NJ	Enclosed Mall	950,000	5,200,000	5,200,000	1,400,000	10.6%
New River Valley Mall	Christiansburg, VA	Enclosed Mall	440,000	11,200,000	11,200,000	70,000	10.4%
Lycoming Mall	Pennsdale, PA	Enclosed Mall	810,000	10,300,000	10,300,000	1,700,000	11.0%
Patrick Henry Mall	Newport News, VA	Enclosed Mall	710,000	25,700,000	25,700,000	2,300,000	10.0%
Cherry Hill Mall	Cherry Hill, NJ	Enclosed Mall	1,400,000	40,000,000	40,000,000	410,000	8.5%
Valley View Mall	LaCrosse, WI	Enclosed Mall	600,000	4,000,000	4,000,000	—	10.0%
Francis Scott Key Mall	Frederick, MD	Enclosed Mall	720,000	3,000,000	3,000,000	30,000	8.5%
Plymouth Meeting Mall	Plymouth Meeting, PA	Enclosed Mall	1,100,000	53,000,000	53,000,000	17,600,000	9.5%
South Mall	Allentown, PA	Enclosed Mall	420,000	7,000,000	7,000,000	10,000	8.1%
Echelon Mall	Voorhees, NJ	Enclosed Mall	1,200,000		TBD	2,200,000	TBD

Total Redevelopment Activity			8,990,000	$170,700,000	$170,700,000	$28,120,000	9.5%

NAME OF PROJECT	CONST START DATE	DATE OF INITIAL OCCUPANCY	EXPECTED DATE OF COMPLETION	STATUS	% COMP.	ANCHORS/ MAJOR TENANTS	PREIT’s SHARE
Capital City Mall	1Q05	4Q05	1Q06	Construction	50%	Food Court	100%
Cumberland Mall	2Q05	2Q06	2Q06	Construction	27%	Best Buy	100%
New River Valley Mall	3Q05	1Q06	1Q06	Preconstruction	1%	Regal Cinema, Red Robin	100%
Lycoming Mall	1Q06	4Q06	2Q07	Preconstruction	17%	Best Buy, Dick’s, Borders	100%
Patrick Henry Mall	1Q05	4Q05	1Q06	Construction	25%	Dick’s Sporting Goods, Borders	100%
Cherry Hill Mall	2Q06	1Q07	4Q07	Construction	1%	Old Navy	100%
Valley View Mall	4Q05	4Q06	4Q06	Preconstruction	0%	Barnes & Noble	100%
Francis Scott Key Mall	4Q05	4Q06	4Q06	Preconstruction	1%	Barnes & Noble	100%
Plymouth Meeting Mall	4Q06	4Q07	4Q07	Preconstruction	33%	Whole Foods	100%
South Mall	1Q06	4Q06	4Q06	Preconstruction	0%	Ross Dress For Less	100%
Echelon Mall	TBD	TBD		Preconstruction	TBD	Wal-Mart	100%
Total Redevelopment Activity

(1)	GLA and total project cost include tenants that purchased their respective land.
(2)	For more information see PREIT’s press release from 8/4/05.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

Top Twenty Tenants (by share of PREIT’s Annualized Base Rent)

	Number of Stores			GLA of Stores
Tenant	Fixed Rent	Percentage Rent In Lieu of Fixed Rent or Common Area Costs (1)	Total	Fixed Rent	Percentage Rent In Lieu of Fixed Rent or Common Area Costs (1)	Total	Annualized Base Rent	PREIT’s share of Annualized Base Rent (2)		Percent of PREIT’s Total Retail Base Rent
Gap, Inc./Old Navy	56	1	57	686,919	8,850	695,769	$13,543,518	$12,724,208		4.45%
Limited Brands, Inc.	80	19	99	487,526	78,415	565,941	11,416,131	10,933,249		3.82%
JC Penney Co., Inc.	24	5	29	2,376,669	569,422	2,946,091	7,609,090	7,477,984		2.61%
Footlocker, Inc.	77	3	80	409,022	6,732	415,754	7,769,095	7,457,159		2.61%
Sears, Roebuck and Co.	27	3	30	2,835,857	412,236	3,248,093	5,910,142	5,750,676		2.01%
Zales Corporation	88	0	88	72,447		72,447	5,498,968	5,285,313		1.85%
Luxottica Group S.p.A.	84	0	84	142,917		142,917	4,947,163	4,693,583		1.64%
Hallmark Cards, Inc.	56	2	58	202,049	8,482	210,531	4,510,184	4,433,851		1.55%
American Eagle Outfitters, Inc.	32	2	34	159,743	8,813	168,556	4,052,633	3,911,633		1.37%
Sterling Jewelers, Inc.	42	0	42	58,406		58,406	4,049,936	3,862,436		1.35%
Borders Group Inc.	32	1	33	181,376	3,725	185,101	3,554,856	3,328,957		1.16%
Transworld Entertainment Corporation	31	1	32	155,619	3,962	159,581	3,320,679	3,208,097		1.12%
Regis Corporation	92	0	92	108,136		108,136	3,215,287	3,125,264		1.09%
The Bon-Ton Dept. Stores, Inc.	15	1	16	1,077,982	60,916	1,138,898	2,943,869	2,943,869		1.03%
The Finish Line, Inc.	26	2	28	127,448	10,520	137,968	2,759,442	2,759,442		0.96%
Boscov’s Department Store	6	2	8	1,135,110	333,341	1,468,451	3,147,482	2,705,882		0.95%
Shoe Show, Inc.	33	0	33	159,412		159,412	2,623,698	2,549,659		0.89%
Charming Shoppes, Inc.	27	1	28	175,991	5,204	181,195	2,628,270	2,484,086		0.87%
Sun Capital Partners, Inc.	24	2	26	77,997	7,810	85,807	2,485,152	2,401,572		0.84%
Aeropostale, Inc.	30	0	30	103,027		103,027	2,509,861	2,399,311		0.84%

Total Top 20 Tenants	882	45	927	10,733,653	1,518,428	12,252,081	98,495,456	94,436,231		33.01%

Total Retail Leased			3,487			23,939,929	$295,829,529	$286,126,344	(3)	100.00%

(1)	Income from lease(s) in which tenant pays percentage rent in lieu of fixed rent or common area costs are not included in annualized base rent.
(2)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(3)	PREIT’s share of annualized base rent is derived by annualizing 2nd quarter base rent. Straight line rent is not included in the base rent figures.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

Retail Lease Expiration Schedule - Anchors(1)

Year	Leases	Gross Leasable Area		Annualized Base Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Rent in Expiring Year	PREIT’s Share of Rent in Expiring Year (3)	Percent of Total (PREIT’s Share)	Average Expiring Base Rent psf
Prior (2)	1	85,483	0.70%	$188,400	$188,400	0.51%	$2.20
2005	1	20,425	0.17%	265,525	265,525	0.72%	13.00
2006	13	921,209	7.57%	2,418,748	2,418,748	6.59%	2.63
2007	9	822,331	6.76%	2,052,420	2,042,520	5.57%	2.50
2008	17	1,226,147	10.07%	3,443,509	3,443,509	9.39%	2.81
2009	14	1,162,400	9.55%	3,668,079	2,703,374	7.37%	3.16
2010	22	2,089,444	17.17%	6,114,328	6,114,328	16.67%	2.93
2011	13	1,033,710	8.49%	4,247,616	3,124,801	8.52%	4.11
2012	3	302,710	2.49%	512,783	475,902	1.30%	1.69
2013	6	453,533	3.73%	2,728,654	2,728,654	7.44%	6.02
2014	6	662,582	5.44%	2,081,285	2,081,285	5.67%	3.14
2015	1	85,212	0.70%	468,666	468,666	1.28%	5.50
Thereafter	25	3,305,925	27.16%	11,683,699	10,625,894	28.97%	3.53

Totals:	131	12,171,111	100%	$39,873,712	$36,681,606	100%	$3.28

(1)	Includes only Owned Anchor space.
(2)	Includes all tenant leases which have already expired and are on a Month to Month basis.
(3)	Includes PREIT’s proportionate share of tenant rents from partnerships properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

Retail Lease Expiration Schedule - Non-Anchors(1)

Year	Leases	Gross Leasable Area		Annualized Base Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Rent in Expiring Year	PREIT’s Share of Rent in Expiring Year (3)	Percent of Total (PREIT’s Share)	Average Expiring Base Rent psf
Prior (2)	198	432,702	3.68%	$10,563,881	$9,963,662	4.00%	$24.41
2005	205	438,714	3.73%	10,492,991	10,040,425	4.04%	23.92
2006	483	1,399,481	11.89%	29,274,455	27,581,116	11.08%	20.92
2007	443	1,266,859	10.76%	27,475,097	26,095,080	10.49%	21.69
2008	368	1,110,629	9.44%	26,590,140	25,712,338	10.33%	23.94
2009	388	1,072,441	9.11%	26,497,246	25,806,944	10.37%	24.71
2010	355	1,312,923	11.16%	29,722,919	28,505,598	11.46%	22.64
2011	247	1,161,380	9.87%	26,478,025	23,386,356	9.40%	22.80
2012	207	891,463	7.57%	21,743,928	19,968,562	8.03%	24.39
2013	170	579,065	4.92%	14,877,136	13,972,212	5.62%	25.69
2014	147	554,203	4.71%	14,353,234	12,514,566	5.03%	25.90
2015	86	487,465	4.14%	12,148,153	10,396,671	4.18%	24.92
Thereafter	59	1,061,493	9.02%	16,498,340	14,884,291	5.98%	15.54

Totals:	3,356	11,768,818	100%	$266,715,545	$248,827,821	100%	$22.66

(1)	Includes only Owned Non-Anchor space.
(2)	Includes all tenant leases which have already expired and are on a Month to Month basis.
(3)	Includes PREIT’s proportionate share of tenant rents from partnerships properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

Leasing Activity Summary

	Number	GLA	Average Previous Base Rent psf	Average New Base Rent psf	Increase/ Decrease in Base Rent psf	Annualized Tenant Improvements psf (1)	Annualized Leasing Commissions psf (1)(2)	TOTAL Annualized Costs of Leasing psf (1)(2)
Previously Leased Space:
1st Quarter	17	78,456	$26.14	$28.40	$2.26	$5.02	$—	$5.02
2nd Quarter	24	82,653	26.05	29.58	3.53	3.32	—	3.32
3rd Quarter					—		—	—
4th Quarter					—		—	—

Total or Average	41	161,109	$26.09	$29.01	$2.91	$4.15	$—	$4.15

Previously Vacant Space:
1st Quarter	19	42,134	$—	$29.51	$29.51	$3.42	$—	$3.42
2nd Quarter	25	138,153	—	16.62	16.62	2.56	—	2.56
3rd Quarter					—		—	—
4th Quarter					—			—

Total or Average	44	180,287	—	$19.63	$19.63	$2.76	$—	$2.76

Renewal (3)
1st Quarter (4)	81	765,662	$7.82	$8.17	$0.35	$—	$—	$—
2nd Quarter (5)	97	971,952	8.04	8.18	0.14	0.03		0.03
3rd Quarter					—			—
4th Quarter					—			—

Total or Average	178	1,737,614	$7.94	$8.18	$0.23	$0.02	$—	$0.02

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.
(2)	External commissions only.
(3)	This category includes expansions, relocations, lease extensions and modifications.
(4)	Includes eight anchor leases for 561,135 square feet for an average base rent of $3.29 per square foot. Also includes 73 renewal leases for 204,527 square feet with an average new base rent psf of $21.57, representing an increase of $1.30 in base rent psf.
(5)	Includes six anchor leases for 630,896 square feet for an average base rent of $2.10 per square foot. Also includes 91 renewal leases for 341,056 square feet with an average new base rent psf of $19.41, representing an increase of $0.42 in base rent psf.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

Capital Expenditures

	Q2 05 (3 months ended June 30, 2005)
Retail	Wholly Owned	Partnerships	Total
New development projects	$19,220,971	$—	$19,220,971
Redevelopment projects with incremental GLA and/or Anchor Replacement	5,168,590	337,791	5,506,381
Renovation with no incremental GLA	52,842	82,895	135,737
Tenant allowances	4,666,764	—	4,666,764
Operational capital expenditures at properties:
CAM expenditures	1,782,403	—	1,782,403
Non-CAM expenditures	566,753	49,070	615,823

Subtotal operational capital expenditures at properties	$2,349,156	$49,070	$2,398,226

Total	$31,458,323	$469,756	$31,928,079

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

Enclosed Malls

(Includes Only Owned Space)

	Q205				Change in % Occupancy
	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available
Beaver Valley Mall	89.9%	10.1%	77.9%	22.1%	0.3%	-0.3%	0.2%	-0.2%
Capital City	90.6%	9.4%	83.8%	16.2%	-8.8%	8.8%	-15.0%	15.0%
Chambersburg Mall	91.1%	8.9%	80.9%	19.1%	-2.2%	2.2%	-4.8%	4.8%
Cherry Hill Mall	92.1%	7.9%	92.1%	7.9%	-1.6%	1.6%	-1.6%	1.6%
Crossroads Mall	95.4%	4.6%	89.2%	10.8%	0.2%	-0.2%	0.4%	-0.4%
Cumberland Mall	99.3%	0.7%	98.5%	1.5%	N/A	N/A	N/A	N/A
Dartmouth Mall	95.9%	4.1%	93.2%	6.8%	0.1%	-0.1%	0.1%	-0.1%
Echelon Mall	32.2%	67.8%	53.2%	46.8%	-5.5%	5.5%	-11.4%	11.4%
Exton Square Mall	92.5%	7.5%	83.7%	16.3%	-0.2%	0.2%	-0.4%	0.4%
Francis Scott Key Mall	92.3%	7.7%	84.2%	15.8%	-3.5%	3.5%	-7.2%	7.2%
Gadsden Mall	95.1%	4.9%	88.6%	11.4%	N/A	N/A	N/A	N/A
Jacksonville Mall	98.0%	2.0%	96.0%	4.0%	0.3%	-0.3%	0.5%	-0.5%
Laurel Mall	94.0%	6.0%	84.1%	15.9%	-1.1%	1.1%	-2.9%	2.9%
Lehigh Valley Mall	90.9%	9.1%	86.7%	13.3%	1.8%	-1.8%	2.6%	-2.6%
Logan Valley Mall	96.9%	3.1%	92.5%	7.5%	-1.2%	1.2%	-2.7%	2.7%
Lycoming Mall	89.1%	10.9%	78.8%	21.2%	-1.5%	1.5%	-2.9%	2.9%
Magnolia Mall	93.9%	6.1%	84.5%	15.5%	1.1%	-1.1%	2.9%	-2.9%
Moorestown Mall	93.9%	6.1%	86.0%	14.0%	-0.7%	0.7%	-1.8%	1.8%
New River Valley Mall	76.0%	24.0%	79.8%	20.2%	-2.1%	2.1%	-4.9%	4.9%
Nittany Mall	92.6%	7.4%	84.9%	15.1%	-2.3%	2.3%	-4.6%	4.6%
North Hanover Mall	90.9%	9.1%	74.9%	25.1%	-2.3%	2.3%	-5.9%	5.9%
Orlando Fashion Square	90.7%	9.3%	80.3%	19.7%	N/A	N/A	N/A	N/A
Palmer Park Mall	98.9%	1.1%	96.5%	3.5%	0.4%	-0.4%	1.7%	-1.7%
Patrick Henry Mall	85.2%	14.8%	94.5%	5.5%	-14.3%	14.3%	-4.4%	4.4%
Phillipsburg Mall	91.7%	8.3%	80.5%	19.5%	1.5%	-1.5%	3.2%	-3.2%
Plymouth Meeting	90.6%	9.4%	86.3%	13.7%	-2.2%	2.2%	-3.2%	3.2%
Schuylkill Mall	74.3%	25.7%	64.7%	35.3%	-2.1%	2.1%	-4.5%	4.5%
South Mall	92.9%	7.1%	86.7%	13.3%	-3.9%	3.9%	-7.3%	7.3%
The Gallery at Market East I	89.8%	10.2%	89.8%	10.2%	-4.6%	4.6%	-4.6%	4.6%
The Gallery at Market East II	80.6%	19.4%	67.9%	32.1%	N/A	N/A	N/A	N/A
The Mall at Prince Georges	96.9%	3.1%	92.7%	7.3%	8.1%	-8.1%	-0.3%	0.3%
Uniontown Mall	95.5%	4.5%	88.7%	11.3%	-0.1%	0.1%	-0.3%	0.3%
Valley Mall	99.1%	0.9%	98.4%	1.6%	-0.1%	0.1%	-0.1%	0.1%
Valley View Mall	94.0%	6.0%	91.6%	8.4%	0.7%	-0.7%	0.9%	-0.9%
Viewmont Mall	99.3%	0.7%	98.3%	1.7%	0.3%	-0.3%	0.8%	-0.8%
Washington Crown Center	91.8%	8.2%	84.9%	15.1%	-2.1%	2.1%	-3.8%	3.8%
Willow Grove Park	93.5%	6.5%	89.2%	10.8%	-1.3%	1.3%	-2.2%	2.2%
Wiregrass Mall	83.8%	16.2%	83.8%	16.2%	1.2%	-1.2%	1.2%	-1.2%
Wyoming Valley Mall	96.8%	3.2%	90.8%	9.2%	-1.3%	1.3%	-3.6%	3.6%

Enclosed Malls weighted average	90.5%	9.5%	85.4%	14.6%	-0.8%	0.8%	-2.4%	2.4%

Wholly Owned Properties	90.4%	9.6%	85.3%	14.7%	-0.9%	0.9%	-2.7%	2.7%
Partnership Properties	92.3%	7.7%	85.9%	14.1%	0.5%	-0.5%	0.9%	-0.9%

PRI-managed	90.4%	9.6%	85.3%	14.7%	-0.9%	0.9%	-2.7%	2.7%
Non PRI-managed	92.3%	7.7%	85.9%	14.1%	0.5%	-0.5%	0.9%	-0.9%

Same Properties /Existing	90.2%	9.8%	85.4%	14.6%	-1.1%	1.1%	-2.4%	2.4%
New	93.0%	7.0%	85.2%	14.8%	N/A	N/A	N/A	N/A

Continuing Operations	91.0%	9.0%	86.0%	14.0%	-0.8%	0.8%	-2.4%	2.4%

Discontinued Operations	74.3%	25.7%	64.7%	35.3%	-2.1%	2.1%	-4.5%	4.5%

	Q204
	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non- Anchor) % Leased	In-Line (Non- Anchor) % Available
Beaver Valley Mall	89.6%	10.4%	77.7%	22.3%
Capital City	99.3%	0.7%	98.8%	1.2%
Chambersburg Mall	93.3%	6.7%	85.7%	14.3%
Cherry Hill Mall	93.6%	6.4%	93.6%	6.4%
Crossroads Mall	95.2%	4.8%	88.8%	11.2%
Cumberland Mall	N/A	N/A	N/A	N/A
Dartmouth Mall	95.8%	4.2%	93.1%	6.9%
Echelon Mall	37.6%	62.4%	64.6%	35.4%
Exton Square Mall	92.7%	7.3%	84.0%	16.0%
Francis Scott Key Mall	95.8%	4.2%	91.4%	8.6%
Gadsden Mall	N/A	N/A	N/A	N/A
Jacksonville Mall	97.8%	2.2%	95.5%	4.5%
Laurel Mall	95.1%	4.9%	87.0%	13.0%
Lehigh Valley Mall	89.0%	11.0%	84.1%	15.9%
Logan Valley Mall	98.0%	2.0%	95.2%	4.8%
Lycoming Mall	90.6%	9.4%	81.7%	18.3%
Magnolia Mall	92.8%	7.2%	81.6%	18.4%
Moorestown Mall	94.6%	5.4%	87.7%	12.3%
New River Valley Mall	78.1%	21.9%	84.7%	15.3%
Nittany Mall	94.8%	5.2%	89.5%	10.5%
North Hanover Mall	93.1%	6.9%	80.8%	19.2%
Orlando Fashion Square	N/A	N/A	N/A	N/A
Palmer Park Mall	98.5%	1.5%	94.8%	5.2%
Patrick Henry Mall	99.5%	0.5%	98.9%	1.1%
Phillipsburg Mall	90.2%	9.8%	77.2%	22.8%
Plymouth Meeting	92.8%	7.2%	89.6%	10.4%
Schuylkill Mall	76.5%	23.5%	69.2%	30.8%
South Mall	96.8%	3.2%	94.0%	6.0%
The Gallery at Market East I	94.4%	5.6%	94.4%	5.6%
The Gallery at Market East II	N/A	N/A	N/A	N/A
The Mall at Prince Georges	88.8%	11.2%	92.9%	7.1%
Uniontown Mall	95.6%	4.4%	89.0%	11.0%
Valley Mall	99.2%	0.8%	98.5%	1.5%
Valley View Mall	93.4%	6.6%	90.7%	9.3%
Viewmont Mall	99.0%	1.0%	97.5%	2.5%
Washington Crown Center	93.9%	6.1%	88.7%	11.3%
Willow Grove Park	94.9%	5.1%	91.4%	8.6%
Wiregrass Mall	82.6%	17.4%	82.6%	17.4%
Wyoming Valley Mall	98.0%	2.0%	94.4%	5.6%

Enclosed Malls weighted average	91.3%	8.7%	87.8%	12.2%

Wholly Owned Properties	91.3%	8.7%	88.0%	12.0%
Partnership Properties	91.8%	8.2%	85.0%	15.0%

PRI-managed	91.3%	8.7%	88.0%	12.0%
Non PRI-managed	91.8%	8.2%	85.0%	15.0%

Same Properties /Existing	91.3%	8.7%	87.8%	12.2%
New	N/A	N/A	N/A	N/A

Continuing Operations	91.8%	8.2%	88.4%	11.6%

Discontinued Operations	76.5%	23.5%	69.2%	30.8%

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

Enclosed Malls

(Includes Non-Anchor Owned Space)

		Q205					% Change
	% of Current Quarter Mall NOI	Avg Base Rent psf (1)	Avg% Rent psf (1)	Additional Charges psf	Avg Comp Sales psf	Occup. Cost Ratio	Avg Base Rent psf	Avg% Rent psf	Additional Charges psf	Avg Comp Sales psf	Occup. Cost Ratio
Sales per square foot above $400
Lehigh Valley Mall		$31.67	$0.36	$9.88	$461	9.09%	9.1%	-37.5%	-1.6%	6.8%	-0.1%
Patrick Henry Mall		31.77	2.34	13.49	451	10.56%	2.5%	33.9%	28.6%	3.2%	0.7%
The Gallery at Market East II		30.26	1.94	6.36	439	8.78%	N/A	N/A	N/A	N/A	N/A
Cherry Hill Mall		36.90	1.59	19.46	433	13.38%	3.1%	68.5%	10.6%	2.6%	0.5%
Willow Grove Park		38.66	0.21	20.73	414	14.40%	1.9%	-30.9%	9.7%	2.0%	0.3%

Weighted Average	21.6%	$34.57	$1.14	$15.22	$438	11.63%	2.8%	36.2%	3.9%	3.4%	0.0%

Sales per square foot between $350 - $400
Dartmouth Mall		$19.62	$1.52	$7.20	$397	7.14%	-0.9%	10.5%	-5.4%	2.1%	-0.3%
The Mall at Prince Georges		26.28	1.34	14.08	383	10.89%	10.5%	-0.1%	11.2%	2.4%	0.8%
Moorestown Mall		24.87	0.96	14.58	380	10.63%	-0.2%	3.5%	6.6%	10.1%	-0.8%
Jacksonville Mall		22.49	1.57	6.16	375	8.06%	5.7%	2.0%	6.5%	1.1%	0.3%
Capital City Mall		23.73	1.09	7.47	363	8.90%	8.4%	25.2%	19.2%	3.4%	0.6%
Exton Square Mall		36.62	0.54	15.81	362	14.63%	5.3%	-23.8%	5.1%	-5.2%	1.4%

Weighted Average	20.5%	$25.90	$1.16	$11.25	$376	10.20%	5.1%	4.0%	7.6%	0.8%	0.5%

Sales per square foot between $300 - $350
The Gallery at Market East I		$34.47	$0.47	$8.60	$341	12.77%	2.4%	-13.0%	-11.9%	-2.8%	0.2%
Viewmont Mall		23.26	1.39	8.28	338	9.74%	4.5%	-18.5%	21.3%	-3.4%	0.9%
Wyoming Valley Mall		22.85	0.56	7.74	332	9.38%	-1.1%	13.5%	3.8%	7.4%	-0.7%
Valley Mall		18.42	1.23	5.36	330	7.58%	2.0%	36.4%	-9.5%	5.1%	-0.3%
Valley View Mall		23.19	0.88	11.20	320	11.02%	0.7%	69.2%	-17.7%	3.6%	-1.0%
Palmer Park Mall		21.16	0.87	7.90	319	9.38%	-0.7%	-21.0%	-19.9%	-2.7%	-0.5%
Cumberland Mall		15.97	0.85	6.97	318	7.48%	N/A	N/A	N/A	N/A	N/A
Magnolia Mall		24.85	0.37	9.46	310	11.19%	1.1%	2.8%	-8.9%	0.0%	-0.2%
Logan Valley Mall		21.22	1.66	8.71	304	10.39%	3.8%	8.7%	18.9%	2.7%	0.5%

Weighted Average	23.9%	$22.98	$0.99	$8.17	$324	9.93%	1.4%	8.1%	-3.2%	1.5%	-0.1%

Sales per square foot under $300
Orlando Fashion Square		$26.13	$0.27	$11.38	$294	12.85%	N/A	N/A	N/A	N/A	N/A
Phillipsburg Mall		23.07	0.79	10.10	288	11.79%	1.8%	17.9%	-0.6%	0.3%	0.1%
Francis Scott Key Mall		22.35	0.64	7.69	285	10.77%	6.1%	-2.6%	9.6%	4.4%	0.2%
North Hanover Mall		20.61	1.34	6.94	283	10.21%	5.2%	-1.2%	-13.1%	4.4%	-0.5%
Nittany Mall		20.94	1.37	8.04	274	11.08%	3.5%	39.6%	8.1%	7.9%	-0.2%
South Mall		16.74	0.32	4.46	274	7.86%	26.9%	-33.0%	31.4%	-2.1%	1.8%
Wiregrass Mall		21.60	0.88	6.51	270	10.74%	6.7%	67.2%	-17.4%	4.7%	-0.4%
Gadsden Mall		20.72	0.15	7.37	269	10.50%	N/A	N/A	N/A	N/A	N/A
Laurel Mall		14.25	0.35	7.91	266	8.48%	6.3%	-22.8%	22.4%	0.6%	0.8%
New River Valley Mall		19.85	0.39	5.07	264	9.59%	3.2%	-20.2%	35.7%	4.3%	0.3%
Washington Crown Center		16.68	0.76	4.43	262	8.35%	3.1%	132.6%	-8.2%	2.3%	0.0%
Crossroads Mall		16.89	1.14	6.19	258	9.39%	1.4%	31.8%	-13.9%	2.4%	-0.4%
Lycoming Mall		15.17	0.94	5.32	258	8.31%	5.4%	-7.8%	17.6%	3.6%	0.3%
Uniontown Mall		14.89	0.87	4.40	257	7.84%	6.5%	2.7%	-8.4%	2.0%	0.1%
Chambersburg Mall		19.45	0.87	5.27	254	10.07%	-1.8%	833.8%	-2.8%	4.5%	-0.3%
Plymouth Meeting Mall		19.15	0.00	6.98	243	10.75%	3.2%	-100.0%	-15.2%	-5.8%	0.2%
Beaver Valley Mall		16.42	0.50	6.40	241	9.68%	-2.1%	1.2%	1.6%	-0.4%	-0.1%
Echelon Mall		21.83	0.28	8.60	207	14.84%	-7.7%	26.4%	-29.3%	-6.3%	-1.5%
Schuylkill Mall		11.47	0.23	2.42	197	7.17%	11.1%	-6.3%	-17.1%	-7.1%	0.8%

Weighted Average	34.0%	$18.85	$0.61	$6.71	$259	10.10%	7.1%	6.1%	2.1%	2.3%	0.3%

Enclosed Malls weighted average		$23.31	$0.86	$9.16	$328	10.17%	3.1%	8.9%	1.6%	1.3%	0.1%
Wholly Owned Properties		$23.11	$0.89	$9.15	$322	10.29%	2.7%	10.5%	1.4%	1.4%	0.1%
Partnership Properties		$26.37	$0.36	$9.28	$441	8.17%	9.4%	-33.6%	4.1%	9.2%	-0.1%
PRI-managed		$23.11	$0.89	$9.15	$322	10.29%	2.7%	10.5%	1.4%	1.4%	0.1%
Non PRI-managed		$26.37	$0.36	$9.28	$441	8.17%	9.4%	-33.6%	4.1%	9.2%	-0.1%
Same Properties/Existing		$23.44	$0.89	$9.24	$328	10.23%	3.7%	11.8%	2.5%	1.5%	0.2%
New		$22.14	$0.67	$8.47	$323	9.69%	N/A	N/A	N/A	N/A	N/A
Continuing Operations		$23.74	$0.90	$9.40	$330	10.31%	3.6%	11.8%	2.6%	1.6%	0.2%
Discontinued Operations		$11.47	$0.23	$2.42	$197	7.17%	11.1%	-6.3%	-17.1%	-7.1%	0.8%

	Q204
	Avg Base Rent psf (1)	Avg% Rent psf (1)	Additional Charges psf	Avg Comp Sales psf	Occup. Cost Ratio
Sales per square foot above $400
Lehigh Valley Mall	$29.03	$0.58	$10.05	$432	9.19%
Patrick Henry Mall	31.01	1.75	10.49	437	9.90%
The Gallery at Market East II	N/A	N/A	N/A	N/A	N/A
Cherry Hill Mall	35.81	0.94	17.60	422	12.88%
Willow Grove Park	37.92	0.30	18.91	406	14.07%

Weighted Average	$33.63	$0.83	$14.65	$424	11.60%

Sales per square foot between $350 - $400
Dartmouth Mall	$19.80	$1.37	$7.61	$389	7.40%
The Mall at Prince Georges	23.78	1.34	12.66	374	10.10%
Moorestown Mall	24.91	0.93	13.68	345	11.45%
Jacksonville Mall	21.29	1.54	5.78	371	7.71%
Capital City Mall	21.90	0.87	6.27	351	8.27%
Exton Square Mall	34.77	0.71	15.04	382	13.22%

Weighted Average	$24.64	$1.11	$10.46	$3.73	9.72%

Sales per square foot between $300 - $350
The Gallery at Market East I	$33.67	$0.54	$9.77	$351	12.53%
Viewmont Mall	22.25	1.70	6.83	350	8.79%
Wyoming Valley Mall	23.11	0.49	7.46	309	10.05%
Valley Mall	18.06	0.90	5.92	314	7.92%
Valley View Mall	23.03	0.52	13.62	309	12.03%
Palmer Park Mall	21.31	1.10	9.86	328	9.84%
Cumberland Mall	N/A	N/A	N/A	N/A	N/A
Magnolia Mall	24.58	0.36	10.38	310	11.40%
Logan Valley Mall	20.46	1.52	7.33	296	9.90%

Weighted Average	$22.67	$0.92	$8.43	$319	10.05%

Sales per square foot under $300
Orlando Fashion Square	N/A	N/A	N/A	N/A	N/A
Phillipsburg Mall	$22.66	$0.67	$10.16	$287	11.67%
Francis Scott Key Mall	21.06	0.66	7.02	273	10.53%
North Hanover Mall	19.60	1.35	7.98	271	10.68%
Nittany Mall	20.24	0.98	7.44	254	11.28%
South Mall	13.20	0.47	3.40	280	6.10%
Wiregrass Mall	20.24	0.52	7.88	258	11.10%
Gadsden Mall	N/A	N/A	N/A	N/A	N/A
Laurel Mall	13.41	0.45	6.47	264	7.70%
New River Valley Mall	19.22	0.49	3.74	253	9.27%
Washington Crown Center	16.18	0.33	4.82	256	8.33%
Crossroads Mall	16.65	0.87	7.20	252	9.81%
Lycoming Mall	14.40	1.02	4.52	249	8.01%
Uniontown Mall	13.98	0.85	4.80	252	7.79%
Chambersburg Mall	19.80	0.09	5.42	243	10.42%
Plymouth Meeting Mall	18.55	0.42	8.23	258	10.54%
Beaver Valley Mall	16.77	0.50	6.29	242	9.74%
Echelon Mall	23.66	0.22	12.16	221	16.31%
Schuylkill Mall	10.33	0.24	2.92	212	6.36%

Weighted Average	$17.59	$0.57	$6.57	$253	9.76%

Enclosed Malls weighted average	$22.61	$0.79	$9.02	$323	10.03%

Wholly Owned Properties	$22.50	$0.81	$9.02	$318	10.17%
Partnership Properties	$24.10	$0.54	$8.92	$404	8.31%
PRI-managed	$22.50	$0.81	$9.02	$318	10.17%
Non PRI-managed	$24.10	$0.54	$8.92	$404	8.31%
Same Properties/Existing	$22.61	$0.79	$9.02	$323	10.03%
New	N/A	N/A	N/A	N/A	N/A
Continuing Operations	$22.92	$0.81	$9.17	$325	10.11%
Discontinued Operations	$10.33	$0.24	$2.92	$212	6.36%

(1)	Base rent is actual for Q205. Additional charges and % rent are projections for 2005.
(2)	Average comparable sales for Q204 are actual.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

Power Centers

(Includes Non-Anchor Owned Space)

	Q205			% Change			Q204
	Avg Base Rent psf (1)	Avg% Rent psf (1)	Additional Charges psf	Avg Base Rent psf	Avg% Rent psf	Additional Charges psf	Avg Base Rent psf (1)	Avg% Rent psf (1)	Additional Charges psf
Christiana Power Center	$20.70	$—	$2.23	0.2%	N/A	13.5%	$20.66	$—	$1.96
Creekview Shopping Center	14.47	—	2.53	0.7%	N/A	-7.2%	14.37	—	2.72
Northeast Tower Center	14.20	—	3.31	3.8%	N/A	8.8%	13.68	—	3.04
Paxton Towne Center	16.12	—	2.87	0.1%	N/A	18.1%	16.10	—	2.43
The Court at Oxford Valley	15.37	—	4.11	0.0%	N/A	5.3%	15.37	—	3.90
Red Rose Commons	13.86	0.06	3.31	0.0%	-2.9%	3.2%	13.86	0.06	3.21
Whitehall Mall	10.50	0.34	4.11	-1.0%	9.5%	28.8%	10.61	0.31	3.19
Metroplex Shopping Center	18.13	—	3.66	0.0%	N/A	2.3%	18.13	—	3.58

Power Centers weighted average	$15.47	$0.05	$3.42	0.5%	5.7%	8.2%	$15.39	$0.04	$3.16

Wholly Owned Properties	$16.07	$—	$2.80	1.3%	N/A	8.9%	$15.86	$—	$2.58

Partnership Properties	$15.13	$0.07	$3.77	0.0%	5.1%	7.7%	$15.12	$0.07	$3.50

PRI-managed	$16.07	$—	$2.80	1.3%	N/A	8.9%	$15.86	$—	$2.58

Non PRI-managed	$15.13	$0.07	$3.77	0.0%	5.1%	7.7%	$15.12	$0.07	$3.50

Same Properties/Existing	$15.47	$0.05	$3.42	0.5%	5.7%	8.2%	$15.39	$0.04	$3.16

New	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Base rent is actual for Q205. Additional charges and % rent are projections for 2005.

Occupancy

	Q205				Change in % Occupancy
	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non-Anchor) % Leased	In-Line (Non-Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non-Anchor) % Leased	In-Line (Non-Anchor) % Available
Christiana Power Center	100.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Creekview Shopping Center	100.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Northeast Tower Center	95.1%	4.9%	91.9%	8.1%	-4.9%	4.9%	-8.1%	8.1%
Paxton Towne Center	92.1%	7.9%	87.9%	12.1%	0.0%	0.0%	0.0%	0.0%
The Court at Oxford Valley	100.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Red Rose Commons	99.2%	0.8%	99.2%	0.8%	0.0%	0.0%	0.0%	0.0%
Whitehall Mall	95.8%	4.2%	90.5%	9.5%	0.1%	-0.1%	0.2%	-0.2%
Metroplex Shopping Center	100.0%	0.0%	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Power Centers weighted average	97.4%	2.6%	96.1%	3.9%	-0.6%	0.6%	-0.7%	0.7%

Wholly Owned Properties	95.8%	4.2%	93.1%	6.9%	-1.6%	1.6%	-2.0%	2.0%

Partnership Properties	98.6%	1.4%	98.0%	2.0%	0.1%	-0.1%	0.1%	-0.1%

PRI-managed	95.8%	4.2%	93.1%	6.9%	-1.6%	1.6%	-2.0%	2.0%

Non PRI-managed	98.6%	1.4%	98.0%	2.0%	0.1%	-0.1%	0.1%	-0.1%

Same Properties/Existing	97.4%	2.6%	96.1%	3.9%	-0.6%	0.6%	-0.7%	0.7%

New	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Q204
	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non-Anchor) % Leased	In-Line (Non-Anchor) % Available
Christiana Power Center	100.0%	0.0%	100.0%	0.0%
Creekview Shopping Center	100.0%	0.0%	100.0%	0.0%
Northeast Tower Center	100.0%	0.0%	100.0%	0.0%
Paxton Towne Center	92.1%	7.9%	87.9%	12.1%
The Court at Oxford Valley	100.0%	0.0%	100.0%	0.0%
Red Rose Commons	99.2%	0.8%	99.2%	0.8%
Whitehall Mall	95.7%	4.3%	90.4%	9.6%
Metroplex Shopping Center	100.0%	0.0%	100.0%	0.0%

Power Centers weighted average	98.0%	2.0%	96.8%	3.2%

Wholly Owned Properties	97.3%	2.7%	95.1%	4.9%

Partnership Properties	98.5%	1.5%	97.9%	2.1%

PRI-managed	97.3%	2.7%	95.1%	4.9%

Non PRI-managed	98.5%	1.5%	97.9%	2.1%

Same Properties/Existing	98.0%	2.0%	96.8%	3.2%

New	N/A	N/A	N/A	N/A

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

Strip Centers

(Includes Non-Anchor Owned Space)

	Q205			% Change			Q204
	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf	Avg Base Rent psf	Avg % Rent psf	Additional Charges psf	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf
Crest Plaza Shopping Center	$16.12	$—	$2.04	3.9%	N/A	-48.4%	$15.51	$—	$3.96
Festival at Exton	10.35	—	3.86	-38.4%	N/A	-2.1%	16.81	—	3.95
The Commons at Magnolia	13.21	—	3.47	1.6%	N/A	69.0%	13.00	—	2.05
South Blanding Village	8.47	—	2.64	-8.0%	N/A	39.6%	9.20	—	1.89
Springfield Park I & II	19.67	—	7.95	11.1%	N/A	44.2%	17.71	—	5.51

Strip Centers weighted average	$13.18	$—	$3.56	-11.4%	N/A	1.7%	$14.88	$—	$3.50

Wholly Owned Properties	$12.45	$—	$3.06	-13.9%	N/A	-4.4%	$14.46	$—	$3.20
Partnership Properties	$19.67	$—	$7.95	11.1%	N/A	44.2%	$17.71	$—	$5.51

PRI-managed	$13.18	$—	$3.56	-11.4%	N/A	1.7%	$14.88	$—	$3.50
Non PRI-managed	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Same Properties/Existing	$13.18	$—	$3.56	-11.4%	N/A	1.7%	$14.88	$—	$3.50
New	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Base rent is actual for Q205. Additional charges and % rent are projections for 2005.

Occupancy

	Q205				Change in % Occupancy
	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non-Anchor) % Leased	In-Line (Non-Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non-Anchor) % Leased	In-Line (Non-Anchor) % Available
Crest Plaza Shopping Center	98.1%	1.9%	96.4%	3.6%	1.8%	-1.8%	3.0%	-3.0%
Festival at Exton	58.3%	41.7%	75.7%	24.3%	-37.3%	37.3%	-16.6%	16.6%
The Commons at Magnolia	100.0%	0.0%	100.0%	0.0%	2.4%	-2.4%	4.8%	-4.8%
South Blanding Village	97.9%	2.1%	93.3%	6.7%	-1.1%	1.1%	-3.7%	3.7%
Springfield Park I & II	84.2%	15.8%	53.7%	46.3%	-6.8%	6.8%	-19.7%	19.7%

Strip Centers weighted average	85.8%	14.2%	83.6%	16.4%	-9.9%	9.9%	-7.1%	7.1%

Wholly Owned Properties	86.2%	13.8%	89.2%	10.8%	-10.8%	10.8%	-4.7%	4.7%
Partnership Properties	84.2%	15.8%	53.7%	46.3%	-6.8%	6.8%	-19.7%	19.7%

PRI-managed	85.8%	14.2%	83.6%	16.4%	-9.9%	9.9%	-7.1%	7.1%
Non PRI-managed	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Same Properties/Existing	85.8%	14.2%	83.6%	16.4%	-9.9%	9.9%	-7.1%	7.1%
New	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Q204
	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non-Anchor) % Leased	In-Line (Non-Anchor) % Available
Crest Plaza Shopping Center	96.2%	3.8%	93.4%	6.6%
Festival at Exton	95.5%	4.5%	92.3%	7.7%
The Commons at Magnolia	97.6%	2.4%	95.2%	4.8%
South Blanding Village	99.1%	0.9%	96.9%	3.1%
Springfield Park I & II	90.9%	9.1%	73.5%	26.5%

Strip Centers weighted average	95.7%	4.3%	90.7%	9.3%

Wholly Owned Properties	97.0%	3.0%	93.9%	6.1%
Partnership Properties	90.9%	9.1%	73.5%	26.5%

PRI-managed	95.7%	4.3%	90.7%	9.3%
Non PRI-managed	N/A	N/A	N/A	N/A

Same Properties/Existing	95.7%	4.3%	90.7%	9.3%
New	N/A	N/A	N/A	N/A

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

Retail Portfolio

(Includes Non-Anchor Owned Space)

	Q205			% Change			Q204
	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf (1)	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf (1)	Avg Base Rent psf (1)	Avg % Rent psf (1)	Additional Charges psf (1)
Enclosed Malls weighted average	$23.31	$0.86	$9.16	3.1%	8.9%	1.6%	$22.61	$0.79	$9.02
Power Centers weighted average	$15.47	$0.05	$3.42	0.5%	5.7%	8.2%	$15.39	$0.04	$3.16
Strip Centers weighted average	$13.18	$—	$3.56	-11.4%	N/A	1.7%	$14.88	$—	$3.50

Retail Portfolio weighted average	$21.88	$0.72	$8.15	3.1%	10.8%	3.1%	$21.21	$0.65	$7.90

Wholly Owned Properties	$22.42	$0.82	$8.59	2.7%	11.7%	2.3%	$21.82	$0.73	$8.41
Partnership Properties	$18.87	$0.17	$5.63	4.4%	-24.8%	6.5%	$18.07	$0.22	$5.29

PRI-managed	$22.41	$0.81	$8.59	2.8%	11.8%	2.4%	$21.80	$0.73	$8.40
Non PRI-managed	$18.86	$0.17	$5.60	4.3%	-25.1%	6.0%	$18.08	$0.23	$5.29

Same Properties/Existing	$21.86	$0.72	$8.12	3.0%	11.5%	2.7%	$21.21	$0.65	$7.90
New	$22.14	$0.67	$8.47	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Base rent is actual for Q205. Additional charges and % rent are projections for 2005.

Occupancy

(Includes Only Owned Space)

	Q205				Change in % Occupancy
	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non-Anchor) % Leased	In-Line (Non-Anchor) % Available	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non-Anchor) % Leased	In-Line (Non-Anchor) % Available
Enclosed Malls weighted average	90.5%	9.5%	85.4%	14.6%	-0.8%	0.8%	-2.4%	2.4%
Power Centers weighted average	97.4%	2.6%	96.1%	3.9%	-0.6%	0.6%	-0.7%	0.7%
Strip Centers weighted average	85.8%	14.2%	83.6%	16.4%	-9.9%	9.9%	-7.1%	7.1%

Retail Portfolio weighted average	91.2%	8.8%	86.8%	13.2%	-1.1%	1.1%	-2.4%	2.4%

Wholly Owned Properties	90.6%	9.4%	85.9%	14.1%	-1.2%	1.2%	-2.7%	2.7%
Partnership Properties	95.5%	4.5%	92.7%	7.3%	0.0%	0.0%	-0.1%	0.1%

PRI-managed	90.6%	9.4%	85.8%	14.2%	-1.2%	1.2%	-2.8%	2.8%
Non PRI-managed	96.0%	4.0%	93.6%	6.4%	0.2%	-0.2%	0.4%	-0.4%

Same Properties/Existing	91.0%	9.0%	87.0%	13.0%	-1.3%	1.3%	-2.3%	2.3%
New	93.0%	7.0%	85.2%	14.8%	N/A	N/A	N/A	N/A

	Q204
	Total w/Anchor % Leased	Total w/Anchor % Available	In-Line only (Non-Anchor) % Leased	In-Line (Non-Anchor) % Available
Enclosed Malls weighted average	91.3%	8.7%	87.8%	12.2%
Power Centers weighted average	98.0%	2.0%	96.8%	3.2%
Strip Centers weighted average	95.7%	4.3%	90.7%	9.3%

Retail Portfolio weighted average	92.3%	7.7%	89.3%	10.7%

Wholly Owned Properties	91.8%	8.2%	88.6%	11.4%
Partnership Properties	95.5%	4.5%	92.8%	7.2%

PRI-managed	91.8%	8.2%	88.5%	11.5%
Non PRI-managed	95.7%	4.3%	93.2%	6.8%

Same Properties/Existing	92.3%	7.7%	89.3%	10.7%
New	N/A	N/A	N/A	N/A

*	Westgate Anchor Pad consists of a 108,100 sf. Bon-Ton Store for which PREIT receives $307,003/yr ($2.84/sf) and is not included in the Occupancy and Rent reports.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

PREIT Services, LLC/ PREIT-RUBIN Inc.

PREIT Services, LLC and PREIT-RUBIN Inc. are the Company’s arms for comprehensive development and management of retail and commercial properties. PREIT-RUBIN Inc. provides third party management for 11 properties representing approximately 2.1 million gross leasable square feet. PREIT-RUBIN Inc. also provides third party owners with a full complement of management, leasing, asset management and development services.

SUMMARY OF PORTFOLIO SERVICES

	June 30, 2005						March 31, 2005						NET GAIN (LOSS) IN CONTRACTS
	Retail		Office/Industrial		TOTAL		Retail		Office/Industrial		TOTAL		Retail		Office/Industrial		TOTAL
	#	sq ft	#	sq ft	#	sq ft	#	sq ft	#	sq ft	#	sq ft	#	sq ft	#	sq ft	#	sq ft
Managed Portfolio
PREIT-Owned	45	29,331,131	4	254,791	49	29,585,922	45	29,427,853	4	254,791	49	29,682,644	—	(96,722)	—	—	—	(96,722)
Non-PREIT Owned	9	1,697,460	2	352,819	11	2,050,279	9	1,697,666	3	757,238	12	2,454,904	—	(206)	(1)	(404,419)	(1)	(404,625)

TOTAL	54	31,028,591	6	607,610	60	31,636,201	54	31,125,519	7	1,012,029	61	32,137,548	—	(96,928)	(1)	(404,419)	(1)	(501,347)

Leased Portfolio
PREIT-Owned	—	—	—	—	—	—	—		—	—	—	—	—	—	—	—	—	—
Non-PREIT Owned	—	—	—	—	—	—	1	503,716	1	119,482	2	623,198	(1)	(503,716)	(1)	(119,482)	(2)	(623,198)

TOTAL	0	—	—	—	—	—	1	503,716	1	119,482	2	623,198	(1)	(503,716)	(1)	(119,482)	(2)	(623,198)

Asset Managed Portfolio
PREIT-Owned	6	4,079,128	—	—	6	4,079,128	6	4,078,965	—	—	6	4,078,965	—	163	—	—	—	163
Non-PREIT Owned	—	—	—	—	—	—	—		—	—	—	—	—	—	—	—	—	—

TOTAL	6	4,079,128	—	—	6	4,079,128	6	4,078,965	—	—	6	4,078,965	—	163	—	—	—	163

Total Portfolio
PREIT-Owned	51	33,410,259	4	254,791	55	33,665,050	51	33,506,818	4	254,791	55	33,761,609	—	(96,559)	—	—	—	(96,559)
Non-PREIT Owned	9	1,697,460	2	352,819	11	2,050,279	10	2,201,382	4	876,720	14	3,078,102	(1)	(503,922)	(2)	(523,901)	(3)	(1,027,823)

TOTAL	60	35,107,719	6	607,610	66	35,715,329	61	35,708,200	8	1,131,511	69	36,839,711	(1)	(600,481)	(2)	(523,901)	(3)	(1,124,382)

Pennsylvania REIT

FLASH REPORT (June 30, 2005)

QUARTERLY COMPARISON

			Q2 05 (3 months ended 6/30/05)						Q2 04 (3 months ended 6/30/04)
	Malls	Power and Strip Centers	Retail	Corporate/Other Properties	TOTAL	% Change	Malls	Power and Strip Centers	Retail	Corporate/Other Properties	TOTAL
Real Estate Revenues:

Same Store	$90,441,076	$9,463,615	$99,904,691	$115,021	$100,019,712	-1.6%	$91,801,765	$9,728,509	$101,530,274	$96,831	$101,627,105
New	10,054,135	—	10,054,135	45,989	10,100,124	N/A	843,858	—	843,858	—	843,858
Discontinued Operations	51,105	110,277	161,382	—	161,382	-97.4%	5,732,503	482,587	6,215,090	—	6,215,090

Total Real Estate Revenues	100,546,316	9,573,892	110,120,208	161,010	110,281,218	1.5%	98,378,126	10,211,096	108,589,222	96,831	108,686,053

Property Operating Expenses:
Same Store	(34,937,845)	(1,825,832)	(36,763,677)	(12,308)	(36,775,985)	-0.3%	(34,649,963)	(2,207,634)	(36,857,597)	(12,275)	(36,869,872)
New	(3,996,388)	—	(3,996,388)	(7,013)	(4,003,401)	N/A	(338,451)	—	(338,451)	—	(338,451)
Discontinued Operations	—	(12,724)	(12,724)		(12,724)	-99.6%	(3,291,765)	(73,102)	(3,364,867)		(3,364,867)

Total Property Operating Expenses	(38,934,233)	(1,838,556)	(40,772,789)	(19,321)	(40,792,110)	0.5%	(38,280,179)	(2,280,736)	(40,560,915)	(12,275)	(40,573,190)

NOI:
Same Store	55,503,231	7,637,783	63,141,014	102,713	63,243,727	-2.3%	57,151,802	7,520,875	64,672,677	84,556	64,757,233
New	6,057,747	—	6,057,747	38,976	6,096,723	N/A	505,407	—	505,407	—	505,407
Discontinued Operations	51,105	97,553	148,658	—	148,658	-94.8%	2,440,738	409,485	2,850,223		2,850,223

NOI	61,612,083	7,735,336	69,347,419	141,689	69,489,108	2.0%	60,097,947	7,930,360	68,028,307	84,556	68,112,863

OTHER INCOME (EXPENSES):
Management Company Revenue	—	—	—	1,311,720	1,311,720	-24.5%	—	—	—	1,736,239	1,736,239
Interest Income	—	—	—	254,213	254,213	-41.2%	—	—	—	432,403	432,403
General & Administrative	—	—					—	—
Corporate Payroll and Benefits	—	—	—	(6,602,799)	(6,602,799)	-8.6%	—	—	—	(7,225,740)	(7,225,740)
Other G&A Expenses	—	—	—	(4,041,254)	(4,041,254)	-6.4%	—	—	—	(4,315,831)	(4,315,831)

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA)	61,612,083	7,735,336	69,347,419	(8,936,431)	60,410,988	2.8%	60,097,947	7,930,360	68,028,307	(9,288,373)	58,739,934

Interest Expense	(16,504,123)	(1,755,307)	(18,259,430)	(4,173,465)	(22,432,895)	7.8%	(17,470,567)	(1,762,392)	(19,232,959)	(1,576,215)	(20,809,174)
Depreciation and Amortization	(25,626,570)	(2,495,071)	(28,121,641)	(394,640)	(28,516,281)	13.6%	(22,164,641)	(2,697,447)	(24,862,088)	(248,809)	(25,110,897)
Gains (Adjustment to Gains) on Sale of Interests in RE	635,966		635,966		635,966	N/A	—	—	—	—	—
DISCONTINUED OPERATIONS
Minority Interest of O.P. Unitholders			—	(47,276)	(47,276)	N/A			—	(228,602)	(228,602)
Gain (Adjustment to Gains) on Disposition of Discontinued Operations				—	—	N/A			—	—	—

TOTAL DISCONTINUED OPERATIONS	—	—	—	(47,276)	(47,276)	N/A	—	—	—	(228,602)	(228,602)

Minority Interest in Properties			(40,172)	—	(40,172)	-73.9%	(153,880)	—	(153,880)	—	(153,880)
Minority Interest of O.P. Unit Holders			—	(1,113,584)	(1,113,584)	6.5%			—	(1,045,637)	(1,045,637)

NET INCOME	20,117,356	3,484,958	23,602,314	(14,665,396)	8,896,746	-21.9%	20,462,739	3,470,521	23,933,260	(12,387,636)	11,391,744

Gains (Adjustments to Gains) on Sales of Real Estate	(635,966)		(635,966)	—	(635,966)	N/A			—	—	—
Depreciation and Amor. of Real Estate	25,558,816	2,495,071	28,053,887	(65,000)	27,988,887	13.1%	22,099,136	2,697,447	24,796,583	(52,460)	24,744,123
Dividends on Preferred Shares				(3,403,125)	(3,403,125)	N/A			—	(3,403,125)	(3,403,125)
FFO Adjustments			—	1,160,860	1,160,860	-8.9%			—	1,274,239	1,274,239

FFO	45,040,206	5,980,029	51,020,235	(16,972,661)	34,007,402	0.0%	42,561,875	6,167,968	48,729,843	(14,568,982)	34,006,981

Adj. Straight Lining of Base Rents	(838,039)	(158,203)	(996,242)	—	(996,242)	-18.2%	(1,104,774)	(113,301)	(1,218,075)	—	(1,218,075)
Recurring Capital Expenditures			(2,533,963)	—	(2,533,963)	74.8%			(1,449,365)	—	(1,449,365)
Tenant Allowances			(4,666,764)	—	(4,666,764)	390.8%			(950,906)	—	(950,906)
Capitalized Leasing Costs			(935,971)	—	(935,971)	43.3%			(653,232)	—	(653,232)
Amortization of Debt Premium			(4,871,898)	—	(4,871,898)	0.5%			(4,848,163)	—	(4,848,163)
Amortization of Above-and Below Market Lease Intangibles			260,370	—	260,370	N/A			202,727	—	202,727

FAD			$37,275,767	(16,972,661)	$20,262,934	-19.2%			$39,812,829	(14,568,982)	$25,089,967

Total Dividends					$23,485,921	8.7%					$21,612,938
Share Price (at close)					$47.50	38.7%					$34.25
Weighted Average Number of Shares					36,024,984	1.4%					35,516,772
WA number of Shares and O.P. Units					40,711,402	2.9%					39,545,664

Net Income per Share (diluted)					$0.14	-33.3%					$0.21
FFO/Share and O.P. Units					$0.84	-2.9%					$0.86
FAD/Share and O.P. Units					$0.50	-21.6%					$0.63
Dividend/Share and O.P. Units					$0.57	5.6%					$0.54

Balance Sheet

	Q2 05						Q2 04
	Malls	Power and Strip Centers	Retail	Corporate/ Other Properties	Total	% Change	Malls	Power and Strip Centers	Retail	Corporate/ Other Properties	Total
Investment in Real Estate, at cost	$2,457,982,077	$302,037,930	$2,760,020,007	$49,324,463	$2,809,344,470	7.0%	$2,276,713,325	$317,205,536	$2,593,918,861	$30,998,858	$2,624,917,719
Accumulated Depreciation	(170,226,005)	(50,565,620)	(220,791,625)	(2,139,471)	(222,931,096)	49.1%	(103,713,678)	(43,694,750)	(147,408,428)	(2,101,851)	(149,510,279)
Other Assets	237,181,729	27,624,486	264,806,215	62,223,900	327,030,115	-2.7%	249,079,937	29,382,326	278,462,263	57,541,702	336,003,965

Total Assets	$2,524,937,801	$279,096,796	$2,804,034,597	$109,408,892	$2,913,443,489	3.6%	$2,422,079,584	$302,893,112	$2,724,972,696	$86,438,709	$2,811,411,405

Mortgage Notes	$1,192,964,209	$92,017,526	$1,284,981,735	$—	$1,284,981,735	-6.6%	$1,287,582,355	$88,565,648	$1,376,148,003	$—	$1,376,148,003
Line of Credit	—	—	—	431,000,000	431,000,000	96.8%	—	—	—	219,000,000	219,000,000
Other Liabilities	44,200,147	3,374,722	47,574,869	36,247,146	83,822,015	6.0%	43,172,506	5,131,022	48,303,528	30,769,062	79,072,590

Total Liabilities	$1,237,164,356	$95,392,248	$1,332,556,604	$467,247,146	$1,799,803,750	7.5%	$1,330,754,861	$93,696,670	$1,424,451,531	$249,769,062	$1,674,220,593

Minority Interest	$3,308,606	$—	$3,308,606	$136,782,558	$140,091,164	4.5%	$4,247,705	$—	$4,247,705	$129,841,319	$134,089,024
Total Shareholders Equity	—	—	—	973,548,575	973,548,575	-2.9%	—	—	—	1,003,101,788	1,003,101,788

Total Liabilities and Shareholder Equity	$1,240,472,962	$95,392,248	$1,335,865,210	$1,577,578,279	$2,913,443,489	3.6%	$1,335,002,566	$93,696,670	$1,428,699,236	$1,382,712,169	$2,811,411,405

NOTE:	A reconciliation of the proportionate consolidation method to GAAP is included on pages 33 to 36.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

BALANCE SHEET-RECONCILIATION TO GAAP

(Wholly Owned vs. Partnerships)

	June 30, 2005					December 31, 2004
	Combined TOTAL (1)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	TOTAL	Combined TOTAL (1)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	TOTAL
ASSETS
Investments in Real Estate, at cost
Retail Properties	$2,760,020,007	$(131,557,745)	$2,628,462,262	$(8,108,358)	$2,620,353,904	$2,649,708,369	$(131,343,981)	$2,518,364,388	$(8,108,066)	$2,510,256,322
Office/Industrial Properties	4,076,672	—	4,076,672	(4,076,672)	—	2,504,211	—	2,504,211	(2,504,211)	—
Land Held for Development	5,937,674	—	5,937,674	—	5,937,674	9,862,704	—	9,862,704	—	9,862,704
Construction In Progress	39,310,117	(3,128,540)	36,181,577	—	36,181,577	13,494,757	(2,542,307)	10,952,450	—	10,952,450

TOTAL INVESTMENTS IN REAL ESTATE	2,809,344,470	(134,686,285)	2,674,658,185	(12,185,030)	2,662,473,155	2,675,570,041	(133,886,288)	2,541,683,753	(10,612,277)	2,531,071,476
Accumulated Depreciation	(222,931,096)	35,733,665	(187,197,431)	2,139,471	(185,057,960)	(184,908,972)	34,023,363	(150,885,609)	2,126,931	(148,758,678)

Net Real Estate	2,586,413,374	(98,952,620)	2,487,460,754	(10,045,559)	2,477,415,195	2,490,661,069	(99,862,925)	2,390,798,144	(8,485,346)	2,382,312,798

Investment in and Advances to Partnerships	—	27,282,272	27,282,272	—	27,282,272	—	27,243,862	27,243,862	—	27,243,862

	2,586,413,374	(71,670,348)	2,514,743,026	(10,045,559)	2,504,697,467	2,490,661,069	(72,619,063)	2,418,042,006	(8,485,346)	2,409,556,660

Other Assets:
Cash and Cash Equivalents	30,308,297	(4,589,622)	25,718,675	—	25,718,675	45,652,723	(5,609,103)	40,043,620	—	40,043,620
Rents and Other Receivables	42,773,187	(11,147,431)	31,625,756	—	31,625,756	43,309,818	(11,328,239)	31,981,579	—	31,981,579
Assets Held for Sale	7,452,350	—	7,452,350	10,045,559	17,497,909	6,835,290	—	6,835,290	8,485,346	15,320,636
Intangible Assets (2)	174,376,234	—	174,376,234	—	174,376,234	171,849,678	—	171,849,678	—	171,849,678
Deferred Costs, Prepaid Taxes & Exp. & Other Assets	72,120,047	(6,918,798)	65,201,249		65,201,249	70,201,174	(7,550,567)	62,650,607	—	62,650,607

TOTAL OTHER ASSETS	327,030,115	(22,655,851)	304,374,264	10,045,559	314,419,823	337,848,683	(24,487,909)	313,360,774	8,485,346	321,846,120

TOTAL ASSETS	2,913,443,489	(94,326,199)	2,819,117,290	—	2,819,117,290	2,828,509,752	(97,106,972)	2,731,402,780	—	2,731,402,780

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	1,235,818,809	(106,387,137)	1,129,431,672	(17,113,872)	1,112,317,800	1,269,992,376	(107,513,205)	1,162,479,171	(17,399,761)	1,145,079,410
Mortgage Debt Premium (3)	49,162,926	—	49,162,926	—	49,162,926	56,134,624	—	56,134,624	—	56,134,624
Bank Loans Payable	431,000,000	—	431,000,000	—	431,000,000	271,000,000	—	271,000,000	—	271,000,000
Assets Held for Sale	1,323,289	—	1,323,289	17,113,872	18,437,161	1,164,210	—	1,164,210	17,399,761	18,563,971
Other Liabilities (4)	82,498,726	12,060,938	94,559,664	—	94,559,664	93,783,623	10,406,233	104,189,856	—	104,189,856

TOTAL LIABILITIES	1,799,803,750	(94,326,199)	1,705,477,551	—	1,705,477,551	1,692,074,833	(97,106,972)	1,594,967,861	—	1,594,967,861

Minority Interest	140,091,164	—	140,091,164	—	140,091,164	131,968,917	—	131,968,917	—	131,968,917

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	36,511,624	—	36,511,624	—	36,511,624	36,272,160	—	36,272,160	—	36,272,160
Preferred Shares at $0.01 Par	24,750	—	24,750	—	24,750	24,750	—	24,750	—	24,750
Capital Contributed in Excess of Par	907,956,954	—	907,956,954	—	907,956,954	899,506,128	—	899,506,128	—	899,506,128
Restricted Stock	(15,193,374)	—	(15,193,374)	—	(15,193,374)	(7,736,812)	—	(7,736,812)	—	(7,736,812)
Accumulated Other Comprehensive Loss	(6,960,974)	—	(6,960,974)	—	(6,960,974)	(1,821,457)	—	(1,821,457)	—	(1,821,457)
Retained Earnings	51,209,595	—	51,209,595	—	51,209,595	78,221,233	—	78,221,233	—	78,221,233

TOTAL SHAREHOLDERS’ EQUITY	973,548,575	—	973,548,575	—	973,548,575	1,004,466,002	—	1,004,466,002	—	1,004,466,002

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,913,443,489	$(94,326,199)	$2,819,117,290	$—	$2,819,117,290	$2,828,509,752	$(97,106,972)	$2,731,402,780	$—	$2,731,402,780

	June 30, 2004
	Combined TOTAL (1)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	TOTAL
ASSETS
Investments in Real Estate, at cost
Retail Properties	$2,593,918,861	$(136,339,792)	$2,457,579,069	$(96,332,783)	$2,361,246,286
Office/Industrial Properties	2,504,211	—	2,504,211	(2,504,211)	—
Land-Held for Development	9,469,893	—	9,469,893	—	9,469,893
Construction In Progress	19,024,754	(1,505,540)	17,519,214	—	17,519,214

TOTAL INVESTMENTS IN REAL ESTATE	2,624,917,719	(137,845,332)	2,487,072,387	(98,836,994)	2,388,235,393
Accumulated Depreciation	(149,510,279)	32,847,127	(116,663,152)	2,101,851	(114,561,301)

Net Real Estate	2,475,407,440	(104,998,205)	2,370,409,235	(96,735,143)	2,273,674,092

Investment in and Advances to Partnerships	—	31,518,234	31,518,234	—	31,518,234

	2,475,407,440	(73,479,971)	2,402,032,009	(96,332,783)	2,305,192,326

Other Assets:
Cash and Cash Equivalents	31,885,512	(5,848,731)	26,036,781		26,036,781
Rents and Other Receivables	34,663,419	(11,069,706)	23,593,713	—	23,593,713
Assets Held for Sale	37,192,880	—	37,192,880	96,735,143	133,928,023
Intangible Assets (2)	171,119,121	—	171,119,121	—	171,119,121
Deferred Costs, Prepaid Taxes & Exp. & Other Assets	61,143,033	(7,583,542)	53,559,491		53,559,491

TOTAL OTHER ASSETS	336,003,965	(24,501,979)	311,501,989	96,735,143	408,237,129

TOTAL ASSETS	2,811,411,405	(97,981,950)	2,713,533,998	—	2,713,429,455

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage Notes Payable	1,310,372,560	(108,594,598)	1,201,777,962	(59,780,197)	1,141,997,765
Mortgage Debt Premium (3)	65,775,443	—	65,775,443	(3,882,426)	61,893,017
Bank Loans Payable	219,000,000	—	219,000,000	—	219,000,000
Assets Held for Sale	4,269,119	—	4,269,119	63,662,623	67,931,742
Other Liabilities (4)	74,803,471	10,612,648	85,416,119		85,416,119

TOTAL LIABILITIES	1,674,220,593	(97,981,950)	1,576,238,643	—	1,576,238,643

Minority Interest	134,089,024	—	134,089,024	—	134,089,024

Shareholders’ Equity:
Shares of Beneficial Interest at $1 Par	35,938,305	—	35,938,305	—	35,938,305
Preferred Shares at $0.01 Par	24,750	—	24,750	—	24,750
Capital Contributed in Excess of Par	887,921,188	—	887,921,188	—	887,921,188
Restricted Stock	(9,618,821)	—	(9,618,821)	—	(9,618,821)
Accumulated Other Comprehensive Loss	(1,886,164)	—	(1,886,164)	—	(1,886,164)
Retained Earnings	90,722,530	—	90,722,530	—	90,722,530

TOTAL SHAREHOLDERS’ EQUITY	1,003,101,788	—	1,003,101,788	—	1,003,101,788

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,811,411,405	$(97,981,950)	$2,713,533,998	$—	$2,713,429,455

(1)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Assets and Liabilities of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.
(2)	Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties since 2002. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.
(3)	Represents premium that is recorded in connection with debt assumed when a property is purchased. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.
(4)	For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities including Deficit Partnership Investments.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

INCOME STATEMENT-RECONCILIATION TO GAAP (1)

QUARTERLY COMPARISON

(Wholly Owned vs. Partnerships)

	Q2 05 (3 months ended 6/30/05)
	Combined TOTAL (2)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	Total	TOTAL % CHANGE
Base Rents	$71,680,161	$(5,117,700)	$66,562,461	$(951,401)	$65,611,060	7.9%
Straight-Lining of Base Rents	996,242	(15,963)	980,279	(5,532)	974,747	-14.4%
Percentage Rents	2,261,076	(39,476)	2,221,600	(65,599)	2,156,001	64.4%
Expense Reimbursables	32,301,106	(1,739,809)	30,561,297	(419,982)	30,141,315	7.7%
Lease Termination	617,579	(33,776)	583,803	—	583,803	N/A
Other Real Estate Revenues	2,425,054	(116,006)	2,309,048	(24,881)	2,284,167	10.4%

TOTAL REAL ESTATE REVENUES	110,281,218	(7,062,730)	103,218,488	(1,467,395)	101,751,093	7.9%

Operating and Maintenance	(30,044,357)	1,408,065	(28,636,292)	603,228	(28,033,064)	12.3%
Real Estate Taxes	(10,747,753)	617,021	(10,130,732)	141,945	(9,988,787)	7.1%

TOTAL PROPERTY OPERATING EXPENSES	(40,792,110)	2,025,086	(38,767,024)	745,173	(38,021,851)	10.8%

NET OPERATING INCOME	69,489,108	(5,037,644)	64,451,464	(722,222)	63,729,242	6.3%

OTHER INCOME (EXPENSES)
Management Company Revenue	1,311,720	—	1,311,720	—	1,311,720	-24.5%
Interest Income	254,213	—	254,213	—	254,213	-41.2%
General & Administrative:
Corporate Payroll and Benefits	(6,602,799)	—	(6,602,799)	—	(6,602,799)	-8.6%
Other G&A Expenses	(4,041,254)	—	(4,041,254)	—	(4,041,254)	-6.4%

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)	60,410,988	(5,037,644)	55,373,344	(722,222)	54,651,122	8.0%

Interest Expense (1)	(22,432,895)	2,036,909	(20,395,986)	310,177	(20,085,809)	13.1%
Depreciation & Amortization	(28,516,281)	1,032,945	(27,483,336)	—	(27,483,336)	14.7%

TOTAL EXPENSES	(50,949,176)	3,069,854	(47,879,322)	310,177	(47,569,145)	14.0%

Equity in Income of partnerships	—	1,967,790	1,967,790		1,967,790	19.4%

Gains on Sales of Interests in Real Estate	635,966	—	635,966	—	635,966	N/A

Income before Minority Interest	10,097,778	—	10,097,778	(412,045)	9,685,733	-8.1%

Minority Interest in Properties	(40,172)	—	(40,172)	—	(40,172)	-72.7%
Minority Interest of O.P. Unitholders	(1,113,584)	—	(1,113,584)	—	(1,113,584)	6.5%

Income from Operations	8,944,022	—	8,944,022	(412,045)	8,531,977	-8.7%

Discontinued Operations:
Income from Discontinued Operations	—	—	—	412,045	412,045	-81.9%
Minority Interest in Properties	—	—	—	—	—	N/A
Minority Interest of O.P. Unitholders	(47,276)	—	(47,276)	—	(47,276)	-79.3%
Adjustments to Gains on Disposition of Discontinued Operations	—	—	—	—	—	N/A

TOTAL DISCONTINUED OPERATIONS	(47,276)	—	(47,276)	412,045	364,769	N/A

NET INCOME	$8,896,746	$—	$8,896,746	$—	$8,896,746	-21.9%

	Q2 04 (3 months ended 6/30/04)
	Combined TOTAL (2)	Adjustments to Equity Method	Subtotal	Assets Held for Sale	Total
Base Rents	$70,940,473	$(5,295,006)	$65,645,467	(4,840,111)	$60,805,356
Straight-Lining of Base Rents	1,218,075	(11,480)	1,206,595	(67,660)	1,138,935
Percentage Rents	1,295,602	102,372	1,397,974	(86,681)	1,311,293
Expense Reimbursables	31,793,289	(1,716,739)	30,076,550	(2,081,799)	27,994,751
Lease Termination	983,379	—	983,379	(22,410)	960,969
Other Real Estate Revenues	2,455,235	(254,498)	2,200,737	(131,461)	2,069,276

TOTAL REAL ESTATE REVENUES	108,686,053	(7,175,351)	101,510,702	(7,230,122)	94,280,580

Operating and Maintenance	(30,069,288)	1,700,315	(28,368,973)	3,398,435	(24,970,538)
Real Estate Taxes	(10,503,902)	513,124	(9,990,778)	660,167	(9,330,611)

TOTAL PROPERTY OPERATING EXPENSES	(40,573,190)	2,213,439	(38,359,751)	4,058,602	(34,301,149)

NET OPERATING INCOME	68,112,863	(4,961,912)	63,150,951	(3,171,520)	59,979,431

OTHER INCOME (EXPENSES)
Management Company Revenue	1,736,239	—	1,736,239	—	1,736,239
Interest Income	432,403	—	432,403	—	432,403
General & Administrative:
Corporate Payroll and Benefits	(7,225,740)	—	(7,225,740)	—	(7,225,740)
Other G&A Expenses	(4,315,831)	—	(4,315,831)	—	(4,315,831)

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)	58,739,934	(4,961,912)	53,778,022	(3,171,520)	50,606,502

Interest Expense (1)	(20,809,174)	2,171,992	(18,637,182)	880,033	(17,757,149)
Depreciation & Amortization	(25,110,897)	1,141,390	(23,969,507)	12,540	(23,956,967)

TOTAL EXPENSES	(45,920,071)	3,313,382	(42,606,689)	892,573	(41,714,116)

Equity in Income of partnerships		1,648,530	1,648,530		1,648,530

Gains on Sales of Interests in Real Estate	—	—	—	—	—

Income before Minority Interest	12,819,863	—	12,819,863	(2,278,947)	10,540,916

Minority Interest in Properties	(153,880)		(153,880)	6,654	(147,226)
Minority Interest of O.P. Unitholders	(1,045,637)	—	(1,045,637)	—	(1,045,637)

Income from Operations	11,620,346	—	11,620,346	(2,272,293)	9,348,053

Discontinued Operations:
Income from Discontinued Operations	—	—	—	2,278,947	2,278,947
Minority Interest in Properties	—	—	—	(6,654)	(6,654)
Minority Interest of O.P. Unitholders	(228,602)	—	(228,602)	—	(228,602)
Adjustments to Gains on Disposition of Discontinued Operations	—	—	—	—	—

TOTAL DISCONTINUED OPERATIONS	(228,602)	—	(228,602)	2,272,293	2,043,691

NET INCOME	$11,391,744	$—	$11,391,744	$—	$11,391,744

(1)	Capitalized interest expense of $505,000 is not included in the quarter ended 6/30/05 and $425,000 is not included in the quarter ended 6/30/04.
(2)	Includes PREIT’s percent of partnership investments that is “grossed up” to reflect the Company’s share of the Total Revenues and Expenses of the underlying properties. The Company calculates the “gross up” by applying its percentage ownership interest to the historical financial statements of its equity method investments.

Pennsylvania REIT

FLASH REPORT-RECONCILIATION TO GAAP (June 30, 2005)

QUARTERLY COMPARISON

	Q2 05 (3 months ended 6/30/05)
	Combined TOTAL	Adjustments to Equity Method	Subtotal	Assets Held for Sale	Total
Real Estate Revenues:
Same Store	$100,019,712	$(7,062,730)	$92,956,982	$—	$92,956,982
New	10,100,124	—	10,100,124	—	10,100,124
Discontinued	161,382	—	161,382	(1,467,395)	(1,306,013)

Total Real Estate Revenues	110,281,218	(7,062,730)	103,218,488	(1,467,395)	101,751,093

Operating Expenses:
Same Store	(36,775,985)	2,025,086	(34,750,899)	—	(34,750,899)
New	(4,003,401)	—	(4,003,401)	—	(4,003,401)
Discontinued	(12,724)	—	(12,724)	745,173	732,449

Total Property Operating Expenses	(40,792,110)	2,025,086	(38,767,024)	745,173	(38,021,851)

NOI:
Same Store	63,243,727	(5,037,644)	58,206,083	—	58,206,083
New	6,096,723	—	6,096,723	—	6,096,723
Discontinued	148,658	—	148,658	(722,222)	(573,564)

NOI	69,489,108	(5,037,644)	64,451,464	(722,222)	63,729,242

OTHER INCOME (EXPENSES):
Management Company Revenue	1,311,720	—	1,311,720	—	1,311,720
Interest Income	254,213	—	254,213	—	254,213
General & Administrative:
Corporate Payroll and Benefits	(6,602,799)	—	(6,602,799)	—	(6,602,799)
Other G&A Expenses	(4,041,254)	—	(4,041,254)	—	(4,041,254)

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA)	60,410,988	(5,037,644)	55,373,344	(722,222)	54,651,122

Interest Expense	(22,432,895)	2,036,909	(20,395,986)	310,177	(20,085,809)
Depreciation and Amortization	(28,516,281)	1,032,945	(27,483,336)	—	(27,483,336)
Gains (adjustment to gains) on Sale of Interests in RE	635,966	—	635,966	—	635,966
Equity in income of partnerships	—	1,967,790	1,967,790	—	1,967,790
DISCONTINUED OPERATIONS:	—	—	—
Income from Disposed Real Estate	—	—	—	412,045	412,045
Minority Interest in properties	—	—	—	—	—
Minority Interest of O.P. Unitholders	(47,276)	—	(47,276)	—	(47,276)
Gains (adjustments to gains) on Disposition of Discontinued Operations	—	—	—		—

TOTAL DISCONTINUED OPERATIONS	(47,276)	—	(47,276)	412,045	364,769

Minority Interest in Properties	(40,172)	—	(40,172)	—	(40,172)
Minority Interest of OP Unit Holders	(1,113,584)	—	(1,113,584)	—	(1,113,584)

NET INCOME	8,896,746	—	8,896,746	—	8,896,746

Gain on Sale of Real Estate	(635,966)	—	(635,966)	—	(635,966)
Depreciation and Amor. of Real Estate	27,988,887	—	27,988,887	—	27,988,887
Dividends on preferred shares	(3,403,125)	—	(3,403,125)	—	(3,403,125)
FFO Adjustments	1,160,860	—	1,160,860	—	1,160,860

FFO	34,007,402	—	34,007,402	—	34,007,402

Adj. Straight Lining of Base Rents	(996,242)	—	(996,242)	—	(996,242)
Recurring Capital Expenditures	(2,533,963)	—	(2,533,963)	—	(2,533,963)
Tenant Allowances	(4,666,764)	—	(4,666,764)	—	(4,666,764)
Capitalized Leasing Costs	(935,971)	—	(935,971)	—	(935,971)
Amortization of Debt Premium	(4,871,898)	—	(4,871,898)	—	(4,871,898)
Amortization of Above-and Below Market Lease Intangibles	260,370	—	260,370	—	260,370

FAD	$20,262,934	$—	$20,262,934	$—	$20,262,934

Total Dividends					$23,485,921
Share Price (at close)					$47.50
Weighted Average Number of Shares					36,024,984
WA number of Shares and OP Units					40,711,402

Net Income per Share (diluted)					$0.14
FFO/Share and OP Units					$0.84
FAD/Share and OP Units					$0.50
Dividend/Share and OP Units					$0.57

	Q2 04 (3 months ended 6/30/04)
	Combined TOTAL	Adjustments to Equity Method	Subtotal	Assets Held for Sale	Total
Real Estate Revenues:
Same Store	$101,627,105	$(7,008,014)	$94,619,091	$—	$94,619,091
New	843,858	—	843,858	—	843,858
Discontinued	6,215,090	(167,337)	6,047,753	(7,230,122)	(1,182,369)

Total Real Estate Revenues	108,686,053	(7,175,351)	101,510,702	(7,230,122)	94,280,580

Operating Expenses:
Same Store	(36,869,872)	2,140,412	(34,729,460)	—	(34,729,460)
New	(338,451)	—	(338,451)	—	(338,451)
Discontinued	(3,364,867)	73,027	(3,291,840)	4,058,602	766,762

Total Property Operating Expenses	(40,573,190)	2,213,439	(38,359,751)	4,058,602	(34,301,149)

NOI:
Same Store	64,757,233	(4,867,602)	59,889,631	—	59,889,631
New	505,407	—	505,407	—	505,407
Discontinued	2,850,223	(94,310)	2,755,913	(3,171,520)	(415,607)

NOI	68,112,863	(4,961,912)	63,150,951	(3,171,520)	59,979,431

OTHER INCOME (EXPENSES):
Management Company Revenue	1,736,239	—	1,736,239	—	1,736,239
Interest Income	432,403	—	432,403	—	432,403
General & Administrative:					—
Corporate Payroll and Benefits	(7,225,740)	—	(7,225,740)	—	(7,225,740)
Other G&A Expenses	(4,315,831)	—	(4,315,831)	—	(4,315,831)

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA)	58,739,934	(4,961,912)	53,778,022	(3,171,520)	50,606,502

Interest Expense	(20,809,174)	2,171,992	(18,637,182)	880,033	(17,757,149)
Depreciation and Amortization	(25,110,897)	1,141,390	(23,969,507)	12,540	(23,956,967)
Gains (adjustment to gains) on Sale of Interests in RE	—	—	—	—	—
Equity in income of partnerships		1,648,530	1,648,530	—	1,648,530
DISCONTINUED OPERATIONS:			—
Income from Disposed Real Estate	—	—	—	2,278,947	2,278,947
Minority Interest in properties				(6,654)	(6,654)
Minority Interest of O.P. Unitholders	(228,602)	—	(228,602)	—	(228,602)
Gains (adjustments to gains) on Disposition of Discontinued Operations	—		—	—	—

TOTAL DISCONTINUED OPERATIONS	(228,602)	—	(228,602)	2,272,293	2,043,691

Minority Interest in Properties	(153,880)	—	(153,880)	6,654	(147,226)
Minority Interest of OP Unit Holders	(1,045,637)	—	(1,045,637)	—	(1,045,637)

NET INCOME	11,391,744	—	11,391,744	—	11,391,744

Gain on Sale of Real Estate	—	—	—	—	—
Depreciation and Amor. of Real Estate	24,744,123	—	24,744,123	—	24,744,123
Dividends on preferred shares	(3,403,125)	—	(3,403,125)	—	(3,403,125)
FFO Adjustments	1,274,239	—	1,274,239	—	1,274,239

FFO	34,006,981	—	34,006,981	—	34,006,981

Adj. Straight Lining of Base Rents	(1,218,075)	—	(1,218,075)	—	(1,218,075)
Recurring Capital Expenditures	(1,449,365)	—	(1,449,365)	—	(1,449,365)
Tenant Allowances	(950,906)	—	(950,906)		(950,906)
Capitalized Leasing Costs	(653,232)	—	(653,232)		(653,232)
Amortization of Debt Premium	(4,848,163)	—	(4,848,163)		(4,848,163)
Amortization of Above-and Below Market Lease Intangibles	202,727	—	202,727	—	202,727

FAD	$25,089,967	$—	$25,089,967	$—	$25,089,967

Total Dividends					$21,612,938
Share Price (at close)					$34.25
Weighted Average Number of Shares					35,516,772
WA number of Shares and OP Units					39,545,664

Net Income per Share (diluted)					$0.21
FFO/Share and OP Units					$0.86
FAD/Share and OP Units					$0.63
Dividend/Share and OP Units					$0.54

Balance Sheet

	Combined Total	Adjustments to Equity Method	Subtotal	Assets Held for Sale	TOTAL
Investment in Real Estate, at cost	$2,809,344,470	$(134,686,285)	$2,674,658,185	$(12,185,030)	$2,662,473,155
Accumulated Depreciation	(222,931,096)	35,733,665	(187,197,431)	2,139,471	(185,057,960)
Investment in and Advances to Partnership	—	27,282,272	27,282,272	—	27,282,272
Other Assets	327,030,115	(22,655,851)	$304,374,264	10,045,559	314,419,823

Total Assets	$2,913,443,489	$(94,326,199)	$2,819,117,290	$—	$2,819,117,290

Mortgage Notes	$1,284,981,735	$(106,387,137)	$1,178,594,598	$(17,113,872)	$1,161,480,726
Line of Credit	431,000,000	—	431,000,000	—	431,000,000
Other Liabilities	83,822,015	12,060,938	95,882,953	17,113,872	112,996,825

Total Liabilities	$1,799,803,750	$(94,326,199)	$1,705,477,551	$—	$1,705,477,551

Minority Interest	$140,091,164	$—	$140,091,164	$—	$140,091,164
Total Shareholders Equity	973,548,575	—	973,548,575	—	973,548,575

Total Liabilities and Shareholder Equity	$2,913,443,489	$(94,326,199)	$2,819,117,290	$—	$2,819,117,290

Balance Sheet

	Combined Total	Adjustments to Equity Method	Subtotal	Assets Held for Sale	TOTAL
Investment in Real Estate, at cost	$2,624,917,719	$(137,845,332)	$2,487,072,387	(98,836,994)	$2,388,235,393
Accumulated Depreciation	(149,510,279)	32,847,127	(116,663,152)	2,101,851	(114,561,301)
Investment in and Advances to Partnership	—	31,518,234	31,518,234	—	31,518,234
Other Assets	336,003,965	(24,501,979)	$311,501,986	96,735,143	408,237,129

Total Assets	$2,811,411,405	$(97,981,950)	$2,713,429,455	—	$2,713,429,455

Mortgage Notes	$1,376,148,003	$(108,594,598)	$1,267,553,405	$(63,662,623)	$1,203,890,782
Line of Credit	219,000,000	—	219,000,000	$—	219,000,000
Other Liabilities	79,072,590	10,612,648	89,685,238	63,662,623	153,347,861

Total Liabilities	$1,674,220,593	$(97,981,950)	$1,576,238,643	—	$1,576,238,643

Minority Interest	$134,089,024	$—	$134,089,024	$—	$134,089,024
Total Shareholders Equity	1,003,101,788	—	1,003,101,788	—	1,003,101,788

Total Liabilities and Shareholder Equity	$2,811,411,405	$(97,981,950)	$2,713,429,455	—	$2,713,429,455

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2005)

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”) which is a non-GAAP measure, as income before gains (losses) on sales of property and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnership to reflect funds from operations on the same basis. FFO is a commonly used measure of operating performance and profitability in the REIT industry, and we use FFO as a supplemental non-GAAP measure to compare our company’s performance to that of our industry peers. In addition, we use FFO as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company.

FFO does not include gains (losses) on operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interests in real estate.

Funds Available for Distribution (FAD)

FAD is also referred to as Cash Available for Distributions (CAD) or adjusted FFO (AFFO). FAD refers to a computation made by analysts and investors to measure a real estate company’s cash flows generated by operations. FAD is calculated by subtracting from FFO (1) normalized recurring capital expenditures that are capitalized but necessary to maintain a REIT’s properties and (2) straight-line rents.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)

Earnings before interest, taxes, depreciation and amortization. On a property level, EBITDA and NOI are equivalent; however, certain corporate revenues and expenses are added and deducted to/from NOI to derive EBITDA on a company wide basis. Specifically, management company revenues and interest income are added to NOI while corporate payroll and other General and Administrative expenses are deducted from NOI to calculate EBITDA.

The Company believes that net income is the most directly comparable GAAP measurement to EBITDA. The Company believes that EBITDA helps the Company and its investors evaluate the ongoing operating performance of its properties and facilitate comparisons with other REITs and real estate companies. These measures assist management by providing a baseline to assess property-level results, particularly as the Company acquires or sells assets. The EBITDA measures presented by the Company may not be comparable to other similarly titled measures of other companies.